Goldman
Sachs Variable Insurance Trust
GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, NEW YORK, NEW YORK 10005

Semiannual Report June 30, 2001

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust (“VIT”)—Growth and Income Fund (the “Fund”). This semi-annual report covers the six-month period ended June 30, 2001.

Market Review

During the first half of 2001, the stock market was characterized by a return to investment fundamentals and a renewed awareness that earnings and cash flow are vital factors in determining a stock’s value. The market fell sharply in the first quarter, continuing its slide that began after its March 2000 peak. Technology stocks led the market lower in the first quarter of 2001, with the tech-laden NASDAQ Composite Index falling 25.51%, the largest first-quarter drop in its history. The market then reversed direction, rallying in the second quarter, although it could not recover its entire first quarter losses.

Two competing factors drove market performance during the reporting period—the positive impact of declining interest rates, versus the negative impact of sagging corporate profits. Not surprisingly, with the interplay of these factors there were significant performance disparities from stock-to-stock and sector-to-sector. In general, value stocks—especially those with excellent fundamentals—outperformed growth stocks during the period, and mid-sized company stocks outperformed large-cap issues. The Russell Mid Cap Value Index, a widely followed mid cap value benchmark, increased 3.26% during the six month period, while the Russell Mid Cap Growth Index, a mid cap growth benchmark, decreased 12.96%.

Despite slowing manufacturing outputs, as the first half of 2001 came to a close, consumer confidence was picking up and inflationary pressures seemed subdued. However, corporate profits remained under pressure, with the likelihood that significant improvement will not occur until 2002.

Performance Review

Over the six-month period that ended June 30, 2001, the Fund generated a
-5.90% cumulative total return. Over the same time period the Fund’s benchmark, the Standard & Poor’s (“S&P”) 500 Index (with dividends reinvested) generated a -6.70% cumulative total return.

Our underweight in Technology had an unfavorable impact on performance during the period. This sector rebounded sharply towards the end of the six months from lows reached earlier in the year. We continue to find it difficult to identify enough compelling opportunities in this area to significantly add to our position. In Consumer Cyclicals, CVS Corporation declined sharply after several quarters of strong gains. The company is experiencing some weakness in pharmacy sales. We continue to hold a modest position in the stock.

All of the Fund’s relative outperformance versus its benchmark for the first half of 2001 came from stock selection. During the period, the Fund generated superior results in eight of the 13 economic sectors versus the S&P 500 Index. The strongest relative performance came from

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter (continued)

our stock selection in the Industrial and Consumer Staple sectors, which offset the relative underperformance in the other sectors.

Investment Objective

The Fund seeks long-term growth of capital and growth of income through a diversified portfolio of equity securities.

* Percentages reflect the Company’s investment in the Fund. Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

We believe that our value funds can provide much-needed diversification to growth-oriented holdings in our clients’ overall asset allocation. The investment styles of value and growth have cycles, and these cycles are inherently unpredictable. We believe that our holdings are well positioned for a variety of market environments, but a prolonged value cycle would certainly be a favorable performance backdrop. In constructing our portfolios, we focus on stock selection. Our emphasis will continue to be on companies with the following attributes: sustainable or niche operating advantages, shareholder-oriented management, and attractive valuation levels.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

July 12, 2001

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Performance Summary
June 30, 2001 (Unaudited)

The following graph shows the value as of June 30, 2001, of a $10,000 investment made on January 12, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark (the Standard and Poor’s 500 Index (“S&P 500 Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

Growth and Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested January 12, 1998 to June 30, 2001.

	Since Inception	One year	Six Months(a)

Average Annual Total Return through June 30, 2001

Growth and Income Fund (commenced January 12, 1998)	-0.08%	-10.96%	-5.90%

(a)	Not annualized.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Investments
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 94.2%

Airlines – 0.7%
15,850	Southwest Airlines Co.	$ 293,067

Alcohol – 0.7%
7,200	Anheuser-Busch Cos., Inc.	296,640

Banks – 7.0%
3,800	Bank One Corp.	136,040
22,300	Citigroup, Inc.	1,178,332
2,400	M&T Bank Corp.	181,200
4,900	Mellon Financial Corp.	225,400
5,900	PNC Financial Services Group	388,161
5,500	The Bank of New York Co., Inc.	264,000
7,023	U.S. Bancorp	160,054
6,300	Wells Fargo & Co.	292,509

		2,825,696

Chemicals – 1.9%
6,000	E.I. du Pont de Nemours & Co.	289,440
3,400	Minnesota Mining & Manufacturing Co.	387,940
2,900	The Dow Chemical Co.	96,425

		773,805

Clothing – 0.2%
3,200	The Gap, Inc.	92,800

Computer Hardware – 3.5%
23,800	Cisco Systems, Inc.*	433,160
5,200	Compaq Computer Corp.	80,548
10,000	Dell Computer Corp.*	261,500
11,200	EMC Corp.	325,360
5,700	Hewlett-Packard Co.	163,020
9,200	Sun Microsystems, Inc.*	144,624

		1,408,212

Computer Software – 6.2%
6,300	International Business Machines, Inc.	711,900
17,700	Microsoft Corp.*	1,292,100
16,700	Oracle Corp.*	317,300
1,400	Siebel Systems, Inc.*	65,660
2,000	VERITAS Software Corp.*	133,060

		2,520,020

Defense/Aerospace – 1.4%
2,700	Honeywell International, Inc.	94,473
4,800	The B.F. Goodrich Co.	182,304
4,200	United Technologies Corp.	307,692

		584,469

Department Stores – 2.3%
4,200	The May Department Stores Co.	143,892
16,300	Wal-Mart Stores, Inc.	795,440

		939,332

Drugs – 8.6%
5,100	American Home Products Corp.	298,044
3,500	Amgen, Inc.*	212,380
1,600	AstraZeneca PLC ADR	74,800

Shares	Description	Value

Common Stocks – (continued)

Drugs – (continued)
6,300	Bristol-Myers Squibb Co.	$ 329,490
5,200	Eli Lilly & Co.	384,800
3,700	GlaxoSmithKline PLC ADR	207,940
6,800	Merck & Co., Inc.	434,588
23,592	Pfizer, Inc.	944,860
5,051	Pharmacia Corp.	232,093
10,500	Schering-Plough Corp.	380,520

		3,499,515

Electrical Equipment – 0.1%
2,700	Solectron Corp.*	49,410

Electrical Utilities – 3.8%
2,800	DTE Energy Co.	130,032
19,800	Energy East Corp.	414,018
4,300	Entergy Corp.	165,077
2,150	Exelon Corp.	137,858
15,946	FirstEnergy Corp.	512,823
3,200	FPL Group, Inc.	192,672

		1,552,480

Energy Resources – 5.7%
8,297	Anadarko Petroleum Corp.	448,287
2,600	Burlington Resources, Inc.	103,870
12,592	Exxon Mobil Corp.	1,099,911
7,200	Royal Dutch Petroleum Co. ADR	419,544
7,000	Unocal Corp.	239,050

		2,310,662

Entertainment – 1.1%
8,318	Viacom, Inc. Class B*	430,456

Environmental Services – 0.7%
8,900	Waste Management, Inc.	274,298

Equity REIT – 0.3%
5,100	Cousins Properties, Inc.	136,935

Financial Services – 9.3%
2,600	American Express Co.	100,880
4,100	Countrywide Credit Industries, Inc.	188,108
14,900	Federal Home Loan Mortage Corp.	1,043,000
1,400	Federal National Mortgage Assoc.	119,210
34,700	General Electric Co.	1,691,625
4,300	Household International, Inc.	286,810
3,740	J.P. Morgan Chase & Co.	166,804
2,300	USA Education, Inc.	167,900

		3,764,337

Food & Beverage – 1.8%
2,100	Hershey Foods Corp.	129,591
4,600	PepsiCo, Inc.	203,320
6,900	The Coca-Cola Co.	310,500
800	The Quaker Oats Co.	73,000

		716,411

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)

Forest – 1.8%
7,700	Bowater, Inc.	$ 344,498
10,800	International Paper Co.	385,560

		730,058

Grocery – 0.5%
7,300	The Kroger Co.*	182,500

Heavy Electrical – 0.1%
600	Emerson Electric Co.	36,300

Heavy Machinery – 1.5%
7,500	Crane Co.	232,500
9,700	Deere & Co.	367,145

		599,645

Home Products – 1.4%
2,100	Colgate-Palmolive Co.	123,879
3,100	The Estee Lauder Cos., Inc.	133,610
4,600	The Procter & Gamble Co.	293,480

		550,969

Industrial Parts – 0.9%
800	Parker-Hannifin Corp.	33,952
6,400	Tyco International Ltd.	348,800

		382,752

Information Services – 1.9%
4,500	Automatic Data Processing, Inc.	223,650
2,600	Electronic Data Systems Corp.	162,500
5,800	First Data Corp.	372,650

		758,800

Internet – 2.6%
16,200	AOL Time Warner, Inc.*	858,600
3,400	QUALCOMM, Inc.*	198,832

		1,057,432

Life Insurance – 2.2%
13,300	AFLAC, Inc.	418,817
800	Cigna Corp.	76,656
7,700	Lincoln National Corp.	398,475

		893,948

Media – 2.5%
9,500	AT&T Corp.-Liberty Media Corp.*	166,155
2,000	Clear Channel Communications, Inc.*	125,400
5,700	Comcast Corp.*	247,380
4,600	Fox Entertainment Group, Inc.*	128,340
3,500	General Motors Corp. Class H*	70,875
5,000	The Walt Disney Co.	144,450
5,100	USA Networks, Inc. Class B*	143,769

		1,026,369

Shares	Description	Value

Common Stocks – (continued)

Medical Products – 2.4%
6,200	Abbott Laboratories	$ 297,662
2,200	Baxter International, Inc.	107,800
11,200	Johnson & Johnson	560,000

		965,462

Mining – 0.4%
3,600	Alcoa, Inc.	141,840

Oil Refining – 1.5%
2,100	Chevron Corp.	190,050
1,000	El Paso Corp.	52,540
5,800	Texaco, Inc.	386,280

		628,870

Oil Services – 0.9%
4,000	Baker Hughes, Inc.	134,000
2,900	Halliburton Co.	103,240
3,000	Transocean Sedco Forex, Inc.	123,750

		360,990

Property Insurance – 4.9%
5,500	AMBAC Financial Group, Inc.	320,100
7,400	American International Group, Inc.	636,400
3,700	RenaissanceRe Holdings Ltd. Series B	274,170
2,700	The Hartford Financial Services Group, Inc.	184,680
7,100	XL Capital Ltd.	582,910

		1,998,260

Publishing – 0.2%
1,508	Dow Jones & Co., Inc.	90,043

Railroads – 0.5%
5,300	Canadian National Railway Co.	214,650

Restaurants – 0.3%
3,800	McDonald’s Corp.	102,828

Security/Asset Management – 1.5%
8,200	John Hancock Financial Services, Inc.	330,132
1,300	Merrill Lynch & Co., Inc.	77,025
2,435	Morgan Stanley Dean Witter & Co.	156,400
2,500	The Charles Schwab Corp.	38,250

		601,807

Semiconductors – 2.8%
23,047	Agere Systems, Inc.*	172,853
2,400	Altera Corp.*	69,600
1,800	Applied Micro Circuits Corp.*	30,960
2,611	Arrow Electronics, Inc.*	63,421
21,000	Intel Corp.	614,250
6,500	Texas Instruments, Inc.	204,750

		1,155,834

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Investments (continued)
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – 1.3%
3,643	CVS Corp.	$ 140,620
2,500	RadioShack Corp.	76,250
7,100	The Home Depot, Inc.	330,505

		547,375

Telephone – 4.6%
8,500	AT&T Corp.*	187,000
3,000	BellSouth Corp.	120,810
7,900	Qwest Communications International, Inc.	251,773
16,084	SBC Communications, Inc.	644,325
3,200	Sprint Corp.*	68,352
9,276	Verizon Communications, Inc.	496,266
6,300	WorldCom, Inc.	89,460

		1,857,986

Thrifts – 0.4%
4,380	Dime Bancorp, Inc.	163,155

Tobacco – 1.4%
11,200	Philip Morris Cos., Inc.	568,400

Wireless – 0.4%
5,900	Sprint Corp. (PCS Group)*	142,485

TOTAL COMMON STOCKS
(Cost $39,431,029)		$38,227,303

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 5.6%

Joint Repurchase Agreement Account^
$2,300,000	4.11%	07/02/2001	$ 2,300,000

TOTAL REPURCHASE AGREEMENT
(Cost $2,300,000)			$ 2,300,000

TOTAL INVESTMENTS
(Cost $41,731,029)			$40,527,303

*	Non-income producing security.
^	Joint repurchase agreement was entered into on June 29, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust (“VIT”)—CORESM U.S. Equity Fund. This semi-annual report covers the six-month period ended June 30, 2001.

Market Review

The S&P 500 Index (the “Index”) fell 6.7% in the first six months of 2001, its third worst six month period in 25 years. This was largely due to Technology’s performance, as the sector lost 14.6%. At nearly 22% of the benchmark, this sector was the largest contributor to the decline in the Index. Healthcare (-14.7%) was the next largest detractor. Only Consumer Services, Consumer Cyclicals and Transport saw positive returns for the period, which were up 12.5%, 2.9% and 2.5%, respectively. The Index fell sharply in the first quarter, but made somewhat of a recovery in the second, its first quarterly gain since the first quarter of 2000.

Performance Review

Over the six-month period ended June 30, 2001 the Fund generated a -6.17% cumulative total return. Over the same time period the Fund’s benchmark, the S&P 500 Index (with dividends reinvested) generated a -6.70% cumulative total return.

Of the CORE themes, Value was the biggest contributor to excess returns, contributing to outperformance during both quarters. Although Momentum rebounded from a big first quarter loss to have a strong second quarter, it remained flat for the first half of 2001. The Fundamental Research and Earnings Quality themes struggled, with the former being hurt as analysts were slow to react to shifts in the market environment. However, Profitability, which favors companies with sound fundamentals such as high profit margins and good operating efficiency, boosted returns with consistently good performance throughout the period.

Stock selection was a positive contributor in seven of the 13 sectors that make up the Index, most notably in the Consumer Non-Cyclical and Energy sectors. Unsuccessful investments in Technology, combined with the sector’s heavy weighting in the Fund and the Index drove down returns. In terms of individual stocks, underweights in the poorly performing JDS Uniphase Corp., Lucent Technologies, Inc. and Coca-Cola Co. were the biggest positive contributors to the Fund’s performance. Overweights in Solectron Corp. and CIENA Corp., and an underweight in Microsoft Corp. were the biggest detractors from returns.

Investment Objective and Strategies

The Fund seeks long-term capital growth and dividend income. The Fund seeks this objective by investing in a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Shareholder Letter (continued)

The Fund employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.’s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division’s proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. While maintaining a profile close to that of the benchmark, those stocks ranked highly by both the quantitative model and the Goldman Sachs Global Investment Research Department are selected to have overweight positions in the Fund.

* Percentages reflect the Company’s investment in the Fund. Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

To a large extent, the market’s returns were driven by relatively few stocks and return dispersion (the difference between the best- and worst-performing stocks) remained quite high during the reporting period. Going forward, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Management Team

July 12, 2001
CORESM is a service mark of Goldman, Sachs & Co.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Performance Summary
June 30, 2001 (Unaudited)

The following graph shows the value as of June 30, 2001, of a $10,000 investment made on February 13, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark (the Standard and Poor’s 500 Index (“S&P 500 Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

CORE U.S. Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested February 13, 1998 to June 30, 2001.

	Since Inception	One year	SIx Months(a)

Average Annual Total Return through June 30, 2001

CORE U.S. Equity Fund (commenced February 13, 1998)	5.79%	-14.27%	-6.17%

(a)	Not annualized.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Investments
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 100.0%

Alcohol – 0.1%
2,800	Anheuser-Busch Cos., Inc.	$ 115,360

Apparel – 0.1%
2,800	Liz Claiborne, Inc.	141,260

Banks – 7.6%
10,000	Associated Banc-Corp.	359,900
8,800	BancWest Corp.	302,720
22,831	Bank of America Corp.	1,370,545
81,866	Citigroup, Inc.	4,325,799
2,100	Comerica, Inc.	120,960
23,050	Fifth Third Bancorp	1,384,153
14,900	FleetBoston Financial Corp.	587,805
3,000	Investors Financial Services Corp.	201,000
5,900	M&T Bank Corp.	445,450
2,700	Mellon Financial Corp.	124,200
5,700	PNC Financial Services Group	375,003
200	State Street Corp.	9,898
9,900	SunTrust Banks, Inc.	641,322
33,700	The Bank of New York Co., Inc.	1,617,600
6,900	U.S. Bancorp	157,251

		12,023,606

Chemicals – 1.7%
5,800	Cabot Corp.	208,916
9,400	Minnesota Mining & Manufacturing Co.	1,072,540
3,200	Praxair, Inc.	150,400
36,900	The Dow Chemical Co.	1,226,925

		2,658,781

Clothing – 0.3%
3,300	Intimate Brands, Inc.	49,731
3,200	Payless ShoeSource, Inc.*	207,040
15,000	The Limited, Inc.	247,800

		504,571

Computer Hardware – 3.4%
46,900	Cisco Systems, Inc.*	853,580
52,400	Compaq Computer Corp.	811,676
35,500	Dell Computer Corp.*	928,325
44,900	EMC Corp.	1,304,345
27,900	Hewlett-Packard Co.	797,940
40,600	Sun Microsystems, Inc.*	638,232

		5,334,098

Computer Software – 7.5%
18,400	Adobe Systems, Inc.	864,800
1,000	Computer Associates International, Inc.	36,000
35,200	International Business Machines, Inc.	3,977,600
6,600	Intuit, Inc.*	263,934
4,100	Mentor Graphics Corp.*	71,750
70,400	Microsoft Corp.*	5,139,200
18,900	Oracle Corp.*	359,100
8,000	PeopleSoft, Inc.*	393,840
3,511	Sabre Holdings Corp.	175,550
6,000	Siebel Systems, Inc.*	281,400
3,600	Symantec Corp.*	157,284

Shares	Description	Value

Common Stocks – (continued)

Computer Software – (continued)
2,800	Synopsys, Inc.*	$ 135,492

		11,855,950

Construction – 0.2%
2,800	Jacobs Engineering Group, Inc.*	182,644
4,500	Lennar Corp.	187,650

		370,294

Defense/Aeropsace – 2.3%
18,600	General Dynamics Corp.	1,447,266
11,300	Honeywell International, Inc.	395,387
7,200	ITT Industries, Inc.	318,600
9,500	The Boeing Co.	528,200
13,600	United Technologies Corp.	996,336

		3,685,789

Department Stores – 3.0%
14,800	Federated Department Stores, Inc.*	629,000
3,100	Kohl’s Corp.*	194,463
32,000	Sears, Roebuck & Co.	1,353,920
16,300	Target Corp.	563,980
41,700	Wal-Mart Stores, Inc.	2,034,960

		4,776,323

Drugs – 9.2%
2,800	Allergan, Inc.	239,400
37,800	American Home Products Corp.	2,209,032
13,600	Amgen, Inc.*	825,248
15,200	Bristol-Myers Squibb Co.	794,960
23,400	Cardinal Health, Inc.	1,614,600
16,900	Eli Lilly & Co.	1,250,600
38,800	McKesson HBOC, Inc.	1,440,256
32,200	Merck & Co., Inc.	2,057,902
74,950	Pfizer, Inc.	3,001,748
13,679	Pharmacia Corp.	628,550
13,400	Schering-Plough Corp.	485,616

		14,547,912

Electrical Equipment – 3.6%
8,900	CIENA Corp.*	338,200
20,200	Comverse Technology, Inc.*	1,153,420
3,700	Danaher Corp.	207,200
3,000	KLA-Tencor Corp.*	175,410
4,800	L-3 Communications Holdings, Inc.*	366,240
42,700	Lucent Technologies, Inc.	264,740
9,600	Molex, Inc.	350,688
12,100	Motorola, Inc.	200,376
14,368	Nortel Networks Corp.	130,605
4,800	PerkinElmer, Inc.	132,144
23,300	Sanmina Corp.*	545,453
13,100	Scientific-Atlanta, Inc.	531,860
38,900	Solectron Corp.*	711,870
26,900	Tellabs, Inc.*	521,322

		5,629,528

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – 2.4%
4,000	Calpine Corp.*	$ 151,200
1,600	Dominion Resources, Inc.	96,208
3,800	Duke Energy Corp.	148,238
31,500	Dynegy, Inc.	1,464,750
25,000	Entergy Corp.	959,750
5,000	Exelon Corp.	320,600
8,856	Mirant Corp.*	304,646
9,600	Reliant Energy, Inc.	309,216

		3,754,608

Energy Resources – 5.7%
11,600	Conoco, Inc. Class B	335,240
14,200	Enron Corp.	695,800
62,756	Exxon Mobil Corp.	5,481,737
15,000	Kerr-McGee Corp.	994,050
3,900	Occidental Petroleum Corp.	103,701
7,900	Phillips Petroleum Co.	450,300
17,000	Royal Dutch Petroleum Co. ADR	990,590

		9,051,418

Entertainment – 1.3%
5,500	Metro-Goldwyn-Mayer, Inc.*	124,575
35,973	Viacom, Inc. Class B*	1,861,603

		1,986,178

Environmental Services – 0.5%
25,300	Waste Management, Inc.	779,746

Financial Services – 6.8%
9,000	Comdisco, Inc.	11,970
31,300	Countrywide Credit Industries, Inc.	1,436,044
2,600	Federal Home Loan Mortage Corp.	182,000
21,200	Federal National Mortgage Assoc.	1,805,180
124,900	General Electric Co.	6,088,875
13,100	Heller Financial, Inc.	524,000
3,110	J.P. Morgan Chase & Co.	138,706
4,400	Marsh & McLennan Cos., Inc.	444,400
3,200	MBNA Corp.	105,440

		10,736,615

Food & Beverage – 2.9%
12,100	General Mills, Inc.	529,738
36,700	PepsiCo, Inc.	1,622,140
3,300	Ralston Purina Group	99,066
4,300	Supervalu, Inc.	75,465
25,600	SYSCO Corp.	695,040
9,200	The Coca-Cola Co.	414,000
5,200	The Pepsi Bottling Group, Inc.	208,520
2,000	The Quaker Oats Co.	182,500
12,800	Unilever NV	762,496

		4,588,965

Shares	Description	Value

Common Stocks – (continued)

Gas Utilities – 0.3%
6,800	Oneok, Inc.	$ 133,960
13,800	UtiliCorp United, Inc.	421,590

		555,550

Gold – 0.1%
8,900	Barrick Gold Corp.	134,835

Grocery – 0.0%
3,200	The Kroger Co.*	80,000

Heavy Electrical – 0.6%
10,900	Emerson Electric Co.	659,450
6,900	Rockwell International Corp.*	263,028

		922,478

Home Products – 2.5%
8,000	Avon Products, Inc.	370,240
17,400	Carter-Wallace, Inc.	336,690
26,000	Colgate-Palmolive Co.	1,533,740
9,000	Kimberly-Clark Corp.	503,100
19,100	The Procter & Gamble Co.	1,218,580

		3,962,350

Industrial Parts – 1.4%
3,800	The Stanley Works	159,144
36,550	Tyco International Ltd.	1,991,975

		2,151,119

Information Services – 1.9%
4,200	Affiliated Computer Services, Inc.*	302,022
8,400	Automatic Data Processing, Inc.	417,480
12,600	Electronic Data Systems Corp.	787,500
8,900	First Data Corp.	571,825
9,200	Omnicom Group, Inc.	791,200
4,600	Paychex, Inc.	184,000

		3,054,027

Internet – 2.4%
70,750	AOL Time Warner, Inc.*	3,749,750
1,000	BroadVision, Inc.*	5,000
200	QUALCOMM, Inc.*	11,696

		3,766,446

Leisure – 0.0%
100	Harley-Davidson, Inc.	4,708

Life Insurance – 1.5%
5,600	American General Corp.	260,120
9,200	Cigna Corp.	881,544
26,900	Nationwide Financial Services, Inc.	1,174,185

		2,315,849

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Investments (continued)
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Media – 2.1%
50,100	AT&T Corp.-Liberty Media Corp.*	$ 876,249
2,900	Chris-Craft Industries, Inc.	207,060
3,300	Comcast Corp.*	143,220
5,100	Cox Communications, Inc.*	225,930
5,000	Fox Entertainment Group, Inc.*	139,500
23,100	General Motors Corp. Class H*	467,775
44,200	The Walt Disney Co.	1,276,938

		3,336,672

Medical Products – 3.2%
32,100	Abbott Laboratories	1,541,121
4,400	Baxter International, Inc.	215,600
44,000	Johnson & Johnson	2,200,000
12,700	Medtronic, Inc.	584,327
5,100	Patterson Dental Co.*	168,300
15,100	Thermo Electron Corp.*	332,502

		5,041,850

Medical Providers – 0.7%
10,300	Caremark Rx, Inc.*	169,435
14,700	UnitedHealth Group, Inc.	907,725

		1,077,160

Mining – 0.7%
11,200	Alcan Aluminium Ltd.	470,624
3,700	Alcoa, Inc.	145,780
300	CONSOL Energy, Inc.	7,590
22,500	Massey Energy Co.	444,600

		1,068,594

Motor Vehicle – 2.0%
28,500	General Motors Corp.	1,833,975
17,700	Johnson Controls, Inc.	1,282,719

		3,116,694

Oil Refining – 1.9%
13,500	Chevron Corp.	1,221,750
16,200	Sunoco, Inc.	593,406
7,600	Texaco, Inc.	506,160
7,900	Tosco Corp.	347,995
12,000	USX-Marathon Group	354,120

		3,023,431

Oil Services – 0.2%
9,400	BJ Services Co.*	266,772

Property Insurance – 3.1%
24,900	Allstate Corp.	1,095,351
18,264	American International Group, Inc.	1,570,704
12,900	CNA Financial Corp.*	508,905
20,900	Loews Corp.	1,346,587
4,500	The Hartford Financial Services Group, Inc.	307,800

		4,829,347

Publishing – 0.1%
2,300	Harcourt General, Inc.	133,837

Shares	Description	Value

Common Stocks – (continued)

Railroads – 0.2%
5,200	Burlington Northern Santa Fe Corp.	$ 156,884
5,000	Canadian National Railway Co.	202,500

		359,384

Restaurants – 0.1%
5,550	Brinker International, Inc.*	143,468

Security/Asset Management – 2.4%
18,700	Lehman Brothers Holdings, Inc.	1,453,925
11,700	Merrill Lynch & Co., Inc.	693,225
7,900	Morgan Stanley Dean Witter & Co.	507,417
7,700	SEI Investments Co.	364,980
53,700	The Charles Schwab Corp.	821,610

		3,841,157

Semiconductors – 3.0%
6,100	Arrow Electronics, Inc.*	148,169
19,600	Avnet, Inc.	439,432
65,000	Intel Corp.	1,901,250
13,500	Linear Technology Corp.	596,970
4,900	Maxim Integrated Products, Inc.*	216,629
6,000	Micrel, Inc.*	198,000
19,300	Micron Technology, Inc.*	793,230
10,500	Texas Instruments, Inc.	330,750
2,900	Xilinx, Inc.*	119,596

		4,744,026

Specialty Retail – 2.7%
12,900	BJ’s Wholesale Club, Inc.*	687,054
23,400	CVS Corp.	903,240
11,200	Lowes Co., Inc.	812,560
27,900	The Home Depot, Inc.	1,298,745
18,200	Walgreen Co.	621,530

		4,323,129

Telephone – 5.2%
48,665	AT&T Corp.*	1,070,630
3,100	BCE, Inc.	81,530
28,200	BellSouth Corp.	1,135,614
17,400	Qwest Communications International, Inc.	554,538
49,122	SBC Communications, Inc.	1,967,827
59,394	Verizon Communications, Inc.	3,177,579
14,750	WorldCom, Inc.	209,450
590	WorldCom, Inc.-MCI Group*	9,499

		8,206,667

Thrifts – 0.7%
29,250	Washington Mutual, Inc.	1,098,337

Tobacco – 1.1%
26,600	Philip Morris Cos., Inc.	1,349,950
7,100	R.J. Reynolds Tobacco Holdings, Inc.	387,660

		1,737,610

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Truck Freight – 0.5%
12,500	United Parcel Service, Inc.	$ 722,500

Wireless – 0.8%
8,600	Telephone & Data Systems, Inc.	935,250
6,800	United States Cellular Corp.*	392,020

		1,327,270

TOTAL COMMON STOCKS
(Cost $161,479,455)		$157,886,269

TOTAL INVESTMENTS
(Cost $161,479,455)		$157,886,269

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM LARGE CAP GROWTH FUND

Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust (“VIT”)—CORESM Large Cap Growth Fund. This semi-annual report covers the six month period ended June 30, 2001.

Market Review

The Russell 1000 Growth Index (the “Index”) lost 14.2% during the first half of 2001, due largely to the continuing sell-off in the Technology sector. Technology stocks in the Russell 1000 Growth Index were down 19.3% and, at 43% of the benchmark weight, these were by far the largest contributor to the decline. The next largest contributors to negative returns were Healthcare (-18.1%) and Consumer Non-Cyclicals (-17.9%). The Consumer Services (+19.0%) sector was the only positive contributor. The Index fell sharply in the first quarter, but made somewhat of a recovery in the second, its first quarterly gain since the first quarter of 2000.

Performance Review

Over the six month period ended June 30, 2001 the Fund generated a -14.55% cumulative total return. Over the same time period the Fund’s benchmark, the Russell 1000 Growth Index generated a -14.24% aggregate return.

Year-to-date, our Momentum and Value themes performed well in the Russell 1000 Growth Universe. Although Momentum experienced a difficult first quarter, it recovered with such persistence that it contributed over a hundred basis points to excess returns in the second quarter. The Fundamental Research and Earnings Quality themes struggled, with the former being hurt as analysts were slow to react to shifts in the market environment. Profitability, however, performed consistently well throughout the period, contributing to outperformance.

The Fund seeks sector weightings and distribution among size categories close to those of the Russell 1000 Growth Index. On a sector basis, stock selection was best in the Consumer Non-Cyclical and Telecommunication sectors. In contrast, holdings in Technology proved to be the greatest detractor from excess return. In terms of individual stocks, underweights in Lucent Technologies, Inc. and Schering Plough Corp. and an overweight in Advanced Micro Devices, Inc. were the most positive contributors. Overweights in Applera Corp.—Applied Biosystems Group and EMC Corp. detracted most from relative returns.

Investment Objective

The Fund seeks long-term capital growth. The Fund seeks this objective by investing primarily through a broadly diversified portfolio of equity securities that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM LARGE CAP GROWTH FUND

The Fund employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.’s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division’s proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The final Fund is the one that has the highest expected return for the targeted amount of risk.

* Percentages reflect the Company’s investment in the Fund. Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

To a large extent, the market’s returns were driven by relatively few stocks and return dispersion (the difference between the best- and worst-performing stocks) remained quite high during the reporting period. Going forward, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Management Team

July 12, 2001

CORESM is a service mark of Goldman, Sachs & Co

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM LARGE CAP GROWTH FUND

Performance Summary
June 30, 2001 (Unaudited)

The following graph shows the value as of June 30, 2001, of a $10,000 investment made on February 13, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark (Russell 1000 Growth Index) is shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

CORE Large Cap Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested February 13, 1998 to June 30, 2001.

	Since Inception	One year	Six Months(a)

Average Annual Total Return through June 30, 2001

CORE Large Cap Growth Fund (commenced February 13, 1998)	1.44%	-35.75%	-14.55%

(a)	Not annualized.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM LARGE CAP GROWTH FUND

Statement of Investments
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 98.8%

Apparel – 0.6%
1,800	Columbia Sportswear Co.*	$ 91,782
1,400	NIKE, Inc. Class B	58,786

		150,568

Banks – 0.4%
1,400	Greater Bay Bancorp	34,972
900	Investors Financial Services Corp.	60,300

		95,272

Chemicals – 0.1%
500	Sigma-Aldrich Corp.	19,310

Clothing – 1.0%
3,200	Intimate Brands, Inc.	48,224
500	Payless ShoeSource, Inc.*	32,350
3,400	The Limited, Inc.	56,168
1,500	The Neiman Marcus Group, Inc.*	46,500
1,800	The Talbots, Inc.	78,750

		261,992

Computer Hardware – 7.4%
1,200	Brocade Communications Systems, Inc.*	52,788
29,600	Cisco Systems, Inc.*	538,720
1,600	Compaq Computer Corp.	24,784
4,500	Dell Computer Corp.*	117,675
16,200	EMC Corp.	470,610
300	Extreme Networks, Inc.*	8,850
5,800	Hewlett-Packard Co.	165,880
2,200	Imation Corp.*	55,440
800	InFocus Corp.*	16,312
3,000	Ingram Micro, Inc.*	43,470
1,200	Juniper Networks, Inc.*	37,320
3,031	Palm, Inc.*	18,398
300	RSA Security, Inc.*	9,285
15,500	Sun Microsystems, Inc.*	243,660
1,500	Tech Data Corp.*	50,040

		1,853,232

Computer Software – 16.1%
5,600	ADC Telecommunications, Inc.	36,960
6,000	Adobe Systems, Inc.	282,000
2,200	BEA Systems, Inc.*	67,562
1,000	i2 Technologies, Inc.*	19,800
9,300	International Business Machines, Inc.	1,050,900
700	Intuit, Inc.*	27,993
3,000	Mentor Graphics Corp.*	52,500
700	Mercury Interactive Corp.*	41,930
21,800	Microsoft Corp.*	1,591,400
1,300	National Instruments Corp.*	42,185
600	NCR Corp.*	28,200
400	Network Associates, Inc.*	4,980
20,200	Oracle Corp.*	383,800
2,000	PeopleSoft, Inc.*	98,460
1,100	Rational Software Corp.*	30,855
400	Redback Networks, Inc.*	3,568
100	Sabre Holdings Corp.	5,000
400	Sapient Corp.*	3,900

Shares	Description	Value

Common Stocks – (continued)

Computer Software – (continued)
2,000	Siebel Systems, Inc.*	$ 93,800
2,100	Sybase, Inc.*	34,545
2,100	Symantec Corp.*	91,749
1,400	The Titan Corp.*	32,060
600	TIBCO Software, Inc.*	7,662
800	Vignette Corp.*	7,096

		4,038,905

Defense/Aerospace – 0.2%
500	Honeywell International, Inc.	17,495
700	ITT Industries, Inc.	30,975

		48,470

Department Stores – 2.0%
500	Kohl’s Corp.*	31,365
1,600	Sears, Roebuck & Co.	67,696
8,500	Wal-Mart Stores, Inc.	414,800

		513,861

Drugs – 16.5%
3,100	Allergan, Inc.	265,050
5,400	American Home Products Corp.	315,576
6,300	Amgen, Inc.*	382,284
3,500	Applera Corp.-Applied Biosystems Group	93,625
2,600	Bristol-Myers Squibb Co.	135,980
5,200	Cardinal Health, Inc.	358,800
4,500	Eli Lilly & Co.	333,000
800	Forest Laboratories, Inc.*	56,800
2,125	IVAX Corp.*	82,875
3,600	McKesson HBOC, Inc.	133,632
8,200	Merck & Co., Inc.	524,062
32,950	Pfizer, Inc.	1,319,647
500	Pharmacia Corp.	22,975
3,400	Schering-Plough Corp.	123,216

		4,147,522

Electrical Equipment – 6.2%
300	Cabot Microelectronics Corp.*	18,600
2,500	CIENA Corp.*	95,000
2,300	Comverse Technology, Inc.*	131,330
100	GlobeSpan, Inc.	1,460
1,600	Jabil Circuit, Inc.*	49,376
6,100	KLA-Tencor Corp.*	356,667
2,300	L-3 Communications Holdings, Inc.*	175,490
6,400	Lucent Technologies, Inc.	39,680
4,600	Metromedia Fiber Network, Inc.*	9,384
3,575	Molex, Inc.	130,595
3,100	Motorola, Inc.	51,336
3,900	Sanmina Corp.*	91,299
2,900	Scientific-Atlanta, Inc.	117,740
8,500	Solectron Corp.*	155,550
900	SPX Corp.*	112,662
600	Sycamore Networks, Inc.	5,592
1,300	Tellabs, Inc.*	25,194

		1,566,955

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM LARGE CAP GROWTH FUND

Statement of Investments (continued)
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – 0.4%
1,700	Calpine Corp.*	$ 64,260
1,000	Dynegy, Inc.	46,500

		110,760

Energy Resources – 1.5%
1,800	Enron Corp.	88,200
3,100	Kerr-McGee Corp.	205,437
2,900	Occidental Petroleum Corp.	77,111

		370,748

Entertainment – 1.4%
6,680	Viacom, Inc. Class B*	345,690

Financial Services – 9.0%
1,900	Countrywide Credit Industries, Inc.	87,172
44,200	General Electric Co.	2,154,750
700	Heller Financial, Inc.	28,000

		2,269,922

Food & Beverage – 2.1%
4,600	SYSCO Corp.	124,890
2,400	The Coca-Cola Co.	108,000
1,200	The Pepsi Bottling Group, Inc.	48,120
2,200	The Quaker Oats Co.	200,750
1,000	Unilever NV	59,570

		541,330

Home Products – 1.0%
1,700	Avon Products, Inc.	78,676
2,600	Colgate-Palmolive Co.	153,374
600	The Estee Lauder Cos., Inc.	25,860

		257,910

Industrial Parts – 0.2%
1,100	Tyco International Ltd.	59,950

Information Services – 3.1%
2,100	Affiliated Computer Services, Inc.*	151,011
1,100	American Management Systems, Inc.*	25,960
1,900	Automatic Data Processing, Inc.	94,430
700	CMGI, Inc.	2,100
900	DST Systems, Inc.*	47,430
2,800	Electronic Data Systems Corp.	175,000
900	Getty Images, Inc.	23,634
2,100	Omnicom Group, Inc.	180,600
1,100	Paychex, Inc.	44,000
400	TMP Worldwide, Inc.*	23,644

		767,809

Internet – 5.9%
100	Akamai Technologies, Inc.	918
900	Amazon.com, Inc.*	12,735
100	Ameritrade Holding Corp.*	796
19,700	AOL Time Warner, Inc.*	1,044,100
900	Ariba, Inc.*	4,950
400	Art Technology Group, Inc.	2,320
100	At Home Corp.*	214

Shares	Description	Value

Common Stocks – (continued)

Internet – (continued)
1,000	BroadVision, Inc.*	$ 5,000
400	CheckFree Corp.*	14,028
1,200	Commerce One, Inc.	7,008
400	DoubleClick, Inc.*	5,584
550	E.piphany, Inc.*	5,588
700	eBay, Inc.*	47,943
2,600	Exodus Communications, Inc.*	5,356
400	HomeStore.com, Inc.*	13,984
1,200	InfoSpace.com, Inc.	4,608
200	Inktomi Corp.	1,918
200	Internet Security Systems, Inc.*	9,712
200	Kana Communications, Inc.	408
300	Macromedia, Inc.*	5,400
422	Openwave Systems, Inc.*	14,643
200	Portal Software, Inc.	826
2,900	QUALCOMM, Inc.*	169,592
100	RealNetworks, Inc.	1,175
1,107	VeriSign, Inc.*	66,431
400	VerticalNet, Inc.	996
400	Vitria Technology, Inc.	1,376
1,500	Yahoo!, Inc.*	29,985

		1,477,594

Leisure – 0.3%
900	Harley-Davidson, Inc.	42,372
500	International Game Technology*	31,375

		73,747

Media – 1.3%
2,300	AT&T Corp.-Liberty Media Corp.*	40,227
5,900	EchoStar Communications Corp.*	191,278
900	Fox Entertainment Group, Inc.*	25,110
3,100	General Motors Corp. Class H*	62,775

		319,390

Medical Products – 3.2%
4,900	Abbott Laboratories	235,249
1,000	Baxter International, Inc.	49,000
5,800	Johnson & Johnson	290,000
4,700	Medtronic, Inc.	216,247
500	WebMD Corp.*	3,500

		793,996

Medical Providers – 0.3%
1,100	UnitedHealth Group, Inc.	67,925

Oil Services – 0.4%
1,000	Baker Hughes, Inc.	33,500
2,200	BJ Services Co.*	62,436

		95,936

Restaurants – 0.2%
2,100	Brinker International, Inc.*	54,285

Security/Asset Management – 1.9%
1,200	E*TRADE Group, Inc.*	7,740
3,400	Lehman Brothers Holdings, Inc.	264,350

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Security/Asset Management – (continued)
600	Merrill Lynch & Co., Inc.	$ 35,550
1,600	SEI Investments Co.	75,840
6,050	The Charles Schwab Corp.	92,565

		476,045

Semiconductors – 8.9%
3,200	Advanced Micro Devices, Inc.*	92,416
2,100	Analog Devices, Inc.*	90,825
5,000	Applied Materials, Inc.*	245,500
5,000	Avnet, Inc.	112,100
800	Broadcom Corp.*	34,208
28,000	Intel Corp.	819,000
500	International Rectifier Corp.*	17,050
3,800	KEMET Corp.*	75,278
1,900	Lam Research Corp.*	56,335
2,100	Linear Technology Corp.	92,862
5,600	Micron Technology, Inc.*	230,160
1,000	NVIDIA Corp.*	92,750
400	QLogic Corp.*	25,780
700	RF Micro Devices, Inc.*	18,760
1,600	Silicon Storage Technology, Inc.	16,208
5,000	Texas Instruments, Inc.	157,500
1,300	Xilinx, Inc.*	53,612

		2,230,344

Specialty Retail – 4.3%
600	Best Buy Co., Inc.*	38,112
3,100	BJ’s Wholesale Club, Inc.*	165,106
700	CDW Computer Centers, Inc.*	27,797
5,100	CVS Corp.	196,860
800	Lowes Co., Inc.	58,040
11,100	The Home Depot, Inc.	516,705
2,100	Walgreen Co.	71,715

		1,074,335

Telephone – 1.9%
2,400	BCE, Inc.	63,120
900	Level 3 Communications, Inc.*	4,941
3,600	Qwest Communications International, Inc.	114,732
800	SBC Communications, Inc.	32,048
4,700	Verizon Communications, Inc.	251,450

		466,291

Truck Freight – 0.1%
400	United Parcel Service, Inc.	23,120

Shares	Description	Value

Common Stocks – (continued)

Wireless – 0.9%
1,600	3Com Corp.	$ 7,600
4,800	AT&T Wireless Group*	78,480
600	Telephone & Data Systems, Inc.	65,250
1,500	United States Cellular Corp.*	86,475
900	XO Communications, Inc.*	1,728

		239,533

TOTAL COMMON STOCKS
(Cost $29,701,890)		$24,812,747

Mutual Funds – 0.8%

3,500	iShares Russell 1000 Growth Index Fund	$ 195,300

TOTAL MUTUAL FUNDS
(Cost $186,958)		$ 195,300

TOTAL INVESTMENTS
(Cost $29,888,848)		$25,008,047

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust (”VIT”)—CORESM Small Cap Equity Fund. This semi-annual report covers the six-month period ended June 30, 2001.

Market Review

The Russell 2000 Index (the “Index”) gained 6.9% during the first six months of 2001. This was largely due to the performance of Financials, the highest weighted sector in the Index, and Consumer Cyclicals, which gained 11.8% and 22.7%, respectively. Only Technology (-4.3%), Energy (-15.3%) and Utilities (-2.3%) generated negative returns for the period. The Index fell in the first quarter, but made a strong recovery in the second quarter, breaking the streak of two quarterly losses.

Performance Review

Over the six month period ended June 30, 2001, the Fund generated a 5.10% cumulative total return. Over the same time period, the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), generated a 6.85% cumulative total return.

Of the CORESM themes, Profitability, which favors companies with sound fundamentals such as high profit margins and good operating efficiency, was the biggest positive contributor to excess returns. Although Momentum rebounded from a big first quarter loss to have a strong second quarter, it remained the largest detractor from excess returns for the six-month period. The Fundamental Research and Earnings Quality themes struggled, with the former being hurt as analysts were slow to react to shifts in the market environment. However, Value boosted returns with strong performance throughout the period.

Stock selection was a negative contributor in seven of the 13 sectors that make up the Index, most notably in the Financial and Healthcare sectors. However, successful investment in Industrials, Telecommunications and Utilities offset some of the underperformance. In terms of individual stocks, overweights in Fair Isaac & Co., Inc., CACI International, Inc., and THQ Inc. were the largest positive contributors to the Fund’s performance. Overweights in Callaway Golf Co. and Patterston-UTI Energy, Inc., and an underweight in Abercrombie & Fitch Co. were the biggest detractors from returns.

Investment Objective

The Fund seeks long-term capital growth. The Fund seeks this objective by investing primarily through a broadly diversified portfolio of equity securities of U.S. issuers with risk characteristics similar to those of the Russell 2000 Index at the time of investment.

The Fund employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.’s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division’s proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The final Fund is the one that has the highest potential return for the targeted amount of risk.

* Percentages reflect the Company’s investment in the Fund. Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

To a large extent, the market’s returns were driven by relatively few stocks and return dispersion (the difference between the best- and worst-performing stocks) remained quite high during the reporting period. Going forward, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher-risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Management Team

July 12, 2001

CORESM is a service mark of Goldman, Sachs & Co.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Performance Summary
June 30, 2001 (Unaudited)

The following graph shows the value as of June 30, 2001, of a $10,000 investment made February 13, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark (Russell 2000 Index) is shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

CORE Small Cap Equity Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested February 13, 1998 to June 30, 2001.

	Since Inception	One year	Six Months(a)

Average Annual Total Return through June 30, 2001

CORE Small Cap Equity Fund (commenced February 13, 1998)	3.95%	3.14%	5.10%

(a)	Not annualized.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 96.4%

Airlines – 0.3%
12,150	Frontier Airlines, Inc.*	$ 148,838

Alcohol – 0.1%
1,700	The Robert Mondavi Corp.*	68,918

Apparel – 0.4%
2,100	Columbia Sportswear Co.*	107,079
3,000	Skechers U.S.A., Inc.*	87,690

		194,769

Banks – 6.2%
2,300	Capital City Bank Group, Inc.	57,201
5,000	Commerce Bancorp, Inc.	350,500
8,000	Commercial Federal Corp.	184,800
4,100	Corus Bankshares, Inc.	247,025
8,000	Cullen/Frost Bankers, Inc.	270,800
2,900	East West Bancorp, Inc.	78,300
2,300	First Citizens BancShares, Inc.	249,550
4,830	Fulton Financial Corp.	98,822
1,900	GBC Bancorp	54,245
4,900	Greater Bay Bancorp	122,402
2,200	Hancock Holding Co.	94,490
6,600	Investors Financial Services Corp.	442,200
1,700	Net.B@nk, Inc.*	19,210
4,100	OceanFirst Financial Corp.	106,354
3,800	Pacific Capital Bancorp	115,710
3,500	Provident Financial Group, Inc.	115,220
4,800	Trustmark Corp.	97,536
3,400	UMB Financial Corp.	146,200
5,800	Westamerica Bancorp	227,650

		3,078,215

Chemicals – 3.1%
9,100	Albemarle Corp.	210,847
4,000	Aptargroup, Inc.	129,720
7,400	Arch Chemicals, Inc.	161,542
5,100	Brady Corp.	184,263
2,100	Cambrex Corp.	106,218
2,900	Cytec Industries, Inc.*	110,200
4,500	Gentek, Inc.	23,850
4,500	Millennium Chemicals, Inc.	67,725
800	NCH Corp.	31,280
2,500	Rogers Corp.*	66,250
6,400	The Lubrizol Corp.	198,720
5,600	The Scotts Co.*	232,120

		1,522,735

Clothing – 0.9%
2,700	Abercrombie & Fitch Co.	120,150
1,900	Hot Topic, Inc.*	59,090
2,500	Payless ShoeSource, Inc.*	161,750
6,500	Stein Mart, Inc.*	67,210
1,300	The Neiman Marcus Group, Inc.*	40,300

		448,500

Computer Hardware – 1.4%
4,300	Advanced Digital Information Corp.*	74,390
1,900	Black Box Corp.*	127,984

Shares	Description	Value

Common Stocks – (continued)

Computer Hardware – (continued)
1,800	Checkpoint Systems, Inc.*	$ 32,040
2,100	Identix, Inc.*	13,125
7,400	Imation Corp.*	186,480
15,344	Maxtor Corp.*	80,556
2,300	Mercury Computer Systems, Inc.*	113,850
2,300	MIPS Technologies, Inc.*	39,790
1,700	Secure Computing Corp.*	26,707

		694,922

Computer Software – 4.6%
5,600	Actuate Corp.*	53,480
1,400	Advent Software, Inc.	88,900
9,400	AremisSoft Corp.*	152,280
1,800	Aspen Technology, Inc.*	43,560
5,300	Avant! Corp.*	70,490
2,853	Avocent Corp.*	64,906
7,400	CACI International, Inc.*	347,800
3,000	Cerner Corp.*	126,000
2,200	Eclipsys Corp.*	52,800
4,000	HNC Software, Inc.	100,000
3,300	IMR Global Corp.*	36,069
4,100	Informatica Corp.*	71,176
2,700	Intergraph Corp.*	41,580
3,400	J.D. Edwards & Co.*	48,076
3,000	JDA Software Group, Inc.*	49,830
400	Manhattan Associates, Inc.	15,900
1,800	Manugistics Group, Inc.	45,180
5,500	Mentor Graphics Corp.*	96,250
2,708	NetIQ Corp.*	84,733
1,900	Pharmacopeia, Inc.*	45,600
2,800	Puma Technology, Inc.*	8,400
3,200	Radiant Systems, Inc.*	51,584
2,500	Remedy Corp.*	87,000
1,900	SeaChange International, Inc.*	34,257
1,300	SERENA Software, Inc.*	47,242
4,500	THQ, Inc.*	268,335
5,200	Unigraphics Solutions, Inc.*	165,100
800	ZixIt Corp.	7,320

		2,303,848

Construction – 4.5%
2,000	Centex Corp.	81,500
3,266	D.R. Horton, Inc.	74,138
2,800	Del Webb Corp.*	108,332
11,100	EMCOR Group, Inc.*	401,265
7,500	Griffon Corp.*	82,500
3,400	KB HOME	102,578
7,800	Lennar Corp.	325,260
4,510	M.D.C. Holdings, Inc.	159,654
2,200	NCI Building Systems, Inc.	40,150
2,800	NVR, Inc.*	414,400
2,200	Pulte Corp.	93,786
4,000	Standard Pacific Corp.	92,600
2,700	The Ryland Group, Inc.	136,620
2,800	Toll Brothers, Inc.*	110,068

		2,222,851

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments (continued)
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Consumer Durables – 1.5%
2,800	Kimball International, Inc. Class B	$ 44,800
6,300	Springs Industries, Inc.	277,830
8,900	The Toro Co.	400,055

		722,685

Defense/Aerospace – 0.5%
4,900	Kaman Corp.	86,730
2,700	Moog, Inc.*	105,165
2,400	Teledyne Technologies, Inc.*	36,480

		228,375

Department Stores – 0.7%
18,300	Dillard’s, Inc.	279,441
5,800	Shopko Stores, Inc.*	42,224

		321,665

Drugs – 5.8%
6,600	AmeriSource Health Corp.*	364,980
1,300	Barr Laboratories, Inc.	91,533
21,400	Bergen Brunswig Corp.	411,308
1,100	Biosite Diagnostics, Inc.*	49,280
5,700	Cell Genesys, Inc.*	116,850
1,700	Cell Therapeutics, Inc.*	46,988
3,300	Corixa Corp.*	56,331
2,100	CuraGen Corp.*	76,440
7,000	Diagnostic Products Corp.	232,400
1,400	Enzon, Inc.	87,500
1,900	Genome Therapeutics Corp.*	28,196
3,700	Herbalife International, Inc.	36,963
3,500	IDEXX Laboratories, Inc.*	109,375
1,700	ImmunoGen, Inc.*	34,000
2,400	Invitrogen Corp.	172,320
500	Luminex Corp.	9,995
800	Medicis Pharmaceutical Corp.*	42,400
2,300	Myriad Genetics, Inc.*	145,636
5,300	NBTY, Inc.*	65,932
1,200	Neose Technologies, Inc.*	54,000
20,400	Perrigo Co.*	340,476
1,872	Priority Healthcare Corp. Class B*	52,940
3,800	Syncor International Corp.*	117,800
2,800	Tularik, Inc.*	72,324
3,300	Vical, Inc.*	46,134

		2,862,101

Electrical Equipment – 5.5%
6,800	Aeroflex, Inc.*	71,400
5,100	Allen Telecom, Inc.*	76,500
8,900	Anixter International, Inc.*	273,230
1,500	BEI Technologies, Inc.	40,515
6,000	Benchmark Electronics, Inc.*	146,160
5,400	Cable Design Technologies Corp.*	87,264
2,900	Cabot Microelectronics Corp.*	179,800
3,300	Coherent, Inc.*	119,361
2,800	DDi Corp.*	56,000
2,000	DSP Group, Inc.*	42,900
2,400	FEI Co.*	98,400
2,500	Fisher Scientific International, Inc.*	72,500

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
4,700	General Cable Corp.	$ 87,185
4,400	II-VI, Inc.*	77,000
3,800	Input/Output, Inc.*	48,260
5,400	InterDigital Communications Corp.*	71,550
4,900	Interface, Inc.	36,750
1,800	Keithley Instruments, Inc.	38,340
3,400	Legato Systems, Inc.*	54,230
5,800	MRV Communications, Inc.*	54,230
2,200	Nanometrics, Inc.*	60,471
2,300	NMS Communications Corp.*	16,100
8,000	Pioneer-Standard Electronics, Inc.	102,400
5,700	Plantronics, Inc.*	131,955
4,700	Plexus Corp.*	155,100
2,400	Proxim, Inc.*	33,840
1,400	Rudolph Technologies, Inc.*	65,800
5,300	Sensormatic Electronics Corp.*	90,100
2,900	Sorrento Networks Corp.*	34,742
1,500	Trimble Navigation Ltd.*	29,235
2,200	Ultratech Stepper, Inc.*	56,430
4,900	Varian, Inc.*	158,270
2,000	Vicor Corp.*	32,600
1,800	Zygo Corp.*	40,050

		2,738,668

Electrical Utilities – 1.3%
3,900	El Paso Electric Co.*	62,361
3,600	Foster Wheeler Ltd	32,580
10,900	Public Service Co. of New Mexico	349,890
3,800	RGS Energy Group, Inc.	142,500
1,100	UIL Holdings Corp.	53,449

		640,780

Energy Resources – 1.0%
3,200	Mitchell Energy & Development Corp.	148,000
8,100	Patterson UTI Energy, Inc.*	144,747
1,400	Prima Energy Corp.	33,726
1,300	Tom Brown, Inc.	31,200
2,300	Western Gas Resources, Inc.	74,980
5,550	XTO Energy, Inc.	79,643

		512,296

Entertainment – 0.6%
7,000	Handleman Co.*	117,250
3,200	Pixar, Inc.*	130,560
2,900	World Wrestling Federation Entertainment, Inc.*	40,020

		287,830

Environmental Services – 0.7%
8,400	Casella Waste Systems, Inc.*	105,000
9,200	Covanta Energy Corp.*	169,832
1,800	Stericycle, Inc.	84,510

		359,342

Equity REIT – 6.3%
2,400	Alexandria Real Estate Equities, Inc.	95,520
12,900	Amli Residential Properties Trust	317,340

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Equity REIT – (continued)
3,700	AvalonBay Communities, Inc.	$ 172,975
5,500	Camden Property Trust	201,850
8,600	CBL & Associates Properties, Inc.	263,934
3,800	CenterPoint Properties Corp.	190,760
1,600	Cousins Properties, Inc.	42,960
3,300	EastGroup Properties, Inc.	74,580
4,100	First Industrial Realty Trust, Inc.	131,774
8,100	Healthcare Realty Trust, Inc.	213,030
6,700	Highwoods Properties, Inc.	178,555
2,600	Kilroy Realty Corp.	75,660
14,500	MeriStar Hospitality Corp.	344,375
6,300	Mid-America Apartment Communities, Inc.	161,217
7,600	Prime Group Realty Trust	102,600
6,200	PS Business Parks, Inc.	173,600
5,900	Regency Centers Corp.	149,860
4,700	Shurgard Storage Centers, Inc.	146,875
3,100	Summit Properties, Inc.	83,173

		3,120,638

Financial Services – 0.9%
4,900	Advanta Corp.	78,400
1,100	Brown & Brown	46,189
3,200	Credit Acceptance Corp.*	24,640
10,200	Insignia Financial Group, Inc.*	125,460
4,500	National Processing, Inc.*	126,000
2,200	NextCard, Inc.*	24,310

		424,999

Food & Beverage – 1.8%
4,500	Corn Products International, Inc.	144,000
5,900	Fleming Cos., Inc.	210,630
4,000	Pilgrim’s Pride Corp.	50,200
7,200	Smithfield Foods, Inc.*	290,160
4,100	Suiza Foods Corp.*	217,710

		912,700

Forest – 1.2%
4,200	Chesapeake Corp.	103,950
1,800	Greif Bros. Corp.	54,630
11,100	Louisiana-Pacific Corp.	130,203
5,700	Pope & Talbot, Inc.	73,587
4,300	Schweitzer-Mauduit International, Inc.	101,480
1,900	United Stationers, Inc.*	59,964
2,800	Universal Forest Products, Inc.	63,000

		586,814

Gas Utilities – 2.4%
4,000	Cascade Natural Gas Corp.	85,200
1,100	New Jersey Resources Corp.	49,720
4,000	Northwest Natural Gas Co.	99,600
17,000	Oneok, Inc.	334,900
4,900	Peoples Energy Corp.	196,980
3,700	South Jersey Industries, Inc.	115,255
2,700	UGI Corp.	72,900
7,900	WGL Holdings, Inc.	214,169

		1,168,724

Shares	Description	Value

Common Stocks – (continued)

Gold – 0.2%
9,500	Freeport-McMoRan Copper & Gold, Inc. Cla	$ 104,975

Grocery – 0.3%
11,500	The Great Atlantic & Pacific Tea Co., Inc.	170,200

Heavy Electrical – 0.7%
5,300	A.O. Smith Corp.	94,870
3,700	Belden, Inc.	98,975
1,300	C&D Technologies, Inc.	40,300
1,200	Woodward Governor Co.	101,220

		335,365

Heavy Machinery – 1.2%
15,000	JLG Industries, Inc.	185,250
2,600	Lindsay Manufacturing Co.	49,400
2,500	NACCO Industries, Inc.	194,975
4,400	Terex Corp.*	93,280
3,800	Trinity Industries, Inc.	77,900

		600,805

Home Products – 0.8%
4,300	Alberto-Culver Co. Class B	180,772
5,500	Church & Dwight Co., Inc.	139,975
4,200	National Service Industries, Inc.	94,794

		415,541

Hotels – 0.5%
5,200	Argosy Gaming Co.*	144,352
7,600	Aztar Corp.*	91,960

		236,312

Industrial Parts – 3.1%
5,800	Applied Industrial Technologies, Inc.	109,910
4,600	Bacou USA, Inc.*	129,628
3,900	CompX International, Inc.	46,605
1,300	EMCORE Corp.*	39,975
5,200	ESCO Technologies, Inc.*	156,780
5,000	Hughes Supply, Inc.	118,250
9,100	Lennox International, Inc.	99,645
2,100	Mettler-Toledo International, Inc.*	90,825
5,000	Nordson Corp.	132,500
2,700	Nortek, Inc.*	84,294
1,300	SPS Technologies, Inc.*	61,620
1,600	Tecumseh Products Co.	79,200
2,500	Teleflex, Inc.	110,000
7,200	The Timken Co.	121,968
2,600	Watts Industries, Inc.	44,070
3,800	York International Corp.	133,076

		1,558,346

Industrial Services – 1.1%
4,500	Dollar Thrifty Automotive Group, Inc.*	108,000
2,500	Edison Schools, Inc.*	57,100
4,400	Gentiva Health Services, Inc.*	79,200
2,300	Heidrick & Struggles International, Inc.	46,759
3,700	Pittston Brink’s Group	82,473

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments (continued)
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Industrial Services – (continued)
3,400	Rent-Way, Inc.*	$ 37,060
6,700	Spherion Corp.*	59,965
2,500	United Rentals, Inc.*	64,875

		535,432

Information Services – 4.3%
3,100	ADVO, Inc.*	105,865
2,500	Affiliated Computer Services, Inc.*	179,775
5,600	Allscripts Heathcare Solutions, Inc.*	50,400
2,150	BARRA, Inc.*	87,247
1,600	Cognizant Technology Solutions Corp.*	67,920
1,600	CoStar Group, Inc.*	42,080
2,400	DiamondCluster International, Inc.*	30,552
1,400	Digital Insight Corp.*	30,940
2,600	F.Y.I., Inc.*	106,600
2,400	Factset Research Systems, Inc.	85,680
4,800	Fair Isaac & Co., Inc.	296,736
1,800	Forrester Research, Inc.*	40,662
2,480	Global Payments, Inc.	74,648
4,200	Interactive Data Corp.*	37,800
1,400	Keynote Systems, Inc.*	15,330
2,100	Memberworks, Inc.*	48,594
1,200	Multex.com, Inc.*	19,500
5,100	National Data Corp.	165,240
3,550	Pegasus Systems, Inc.*	41,002
5,000	Pharmaceutical Product Development, Inc.*	152,550
600	Professional Detailing, Inc.	55,200
4,000	R.H. Donnelley Corp.*	128,000
4,000	Sylvan Learning Systems, Inc.*	97,200
1,900	Symyx Technologies, Inc.*	45,961
2,300	Tetra Tech, Inc.*	62,560
1,700	The TriZetto Group, Inc.*	15,725
1,000	Travelocity.com, Inc.*	30,700

		2,114,467

Internet – 1.5%
900	Cheap Tickets, Inc.*	13,590
800	Choice One Communications, Inc.	5,392
1,700	Clarent Corp.	15,623
800	eSPEED, Inc.	17,600
500	Expedia, Inc.	23,300
1,300	F5 Networks, Inc.*	22,841
1,600	GoTo.com, Inc.*	31,120
400	Hotel Reservations Network, Inc.	18,612
1,800	HotJobs.com, Ltd.*	19,584
4,000	Interwoven, Inc.*	67,600
1,000	IntraNet Solutions, Inc.*	38,050
2,000	Investment Technology Group	100,580
3,465	Kana Communications, Inc.	7,069
500	MatrixOne, Inc.	11,595
2,100	MP3.com, Inc.*	10,185
1,200	Net2Phone, Inc.	7,200
1,550	Netegrity, Inc.*	46,500
500	Nuance Communications, Inc.*	9,010
1,600	Packeteer, Inc.*	20,048
1,200	PC-Tel, Inc.*	11,052
1,000	Quintus Corp.*	90

Shares	Description	Value

Common Stocks – (continued)

Internet – (continued)
2,661	Retek, Inc.*	$ 127,568
1,800	SonicWall, Inc.*	45,378
2,200	Stamps.com, Inc.*	8,250
600	StarMedia Network, Inc.	1,116
1,100	Universal Access, Inc.	6,820
1,900	Verity, Inc.*	37,905

		723,678

Leisure – 2.1%
15,900	Callaway Golf Co.	251,220
1,700	Churchill Downs, Inc.	47,209
3,400	Concord Camera Corp.*	20,060
3,700	Dover Downs Entertainment, Inc.	56,980
3,500	GTECH Holdings Corp.	124,285
3,600	JAKKS Pacific, Inc.*	67,320
3,700	Oakley, Inc.*	68,450
6,600	Polaris Industries, Inc.	302,280
2,900	SCP Pool Corp.*	99,876

		1,037,680

Life Insurance – 0.7%
2,100	AmerUs Group Co.	74,487
4,300	Liberty Financial Cos., Inc.	139,535
1,200	National Western Life Insurance Co.*	130,788

		344,810

Media – 1.1%
3,100	Media General, Inc.	142,600
9,400	Sinclair Broadcast Group, Inc.*	96,820
8,700	Sirius Satellite Radio, Inc.*	106,053
3,700	The Liberty Corp.	148,000
3,800	Zomax, Inc.*	33,858

		527,331

Medical Products – 3.4%
2,000	Analogic Corp.	91,100
3,300	Arrow International, Inc.	126,720
5,900	Henry Schein, Inc.*	225,675
1,500	Intermune, Inc.	53,430
3,000	Novoste Corp.*	76,500
11,600	Owens & Minor, Inc.	220,400
2,800	PolyMedica Corp.*	113,400
3,000	ResMed, Inc.*	151,650
4,100	Respironics, Inc.*	122,016
3,700	SangStat Medical Corp.*	60,606
2,400	The Cooper Cos., Inc.	123,360
3,500	Varian Medical Systems, Inc.*	250,250
3,100	VISX, Inc.*	59,985

		1,675,092

Medical Providers – 3.7%
1,250	Accredo Health, Inc	46,487
1,800	AmeriPath, Inc.	52,740
3,900	Apria Healthcare Group, Inc.*	112,515
18,800	Caremark Rx, Inc.*	309,260
3,400	Coventry Health Care, Inc.*	68,680
6,600	DaVita, Inc.	134,178

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Medical Providers – (continued)
9,100	Health Net, Inc.*	$ 158,340
12,900	Humana, Inc.*	127,065
600	Laboratory Corp. of America Holdings	46,140
1,600	Lifepoint Hospitals, Inc.	70,848
4,800	Manor Care, Inc.*	152,400
6,100	Omnicare, Inc.	123,220
8,400	Rightchoice Managed Care, Inc.*	372,960
2,800	Triad Hospitals, Inc.	82,516

		1,857,349

Mining – 2.1%
7,800	AK Steel Holding Corp.	97,812
2,100	Arch Coal, Inc.	54,327
3,500	Ball Corp.	166,460
1,600	Centex Construction Products, Inc.	52,000
1,200	CONSOL Energy, Inc.	30,360
1,700	Harsco Corp.	46,121
1,000	Lone Star Technologies, Inc.*	36,200
5,000	Mueller Industries, Inc.*	164,550
5,600	Quanex Corp.	145,040
3,500	Reliance Steel & Aluminum Corp.	88,375
5,700	RTI International Metals, Inc.*	86,925
9,000	USEC, Inc.	75,870

		1,044,040

Motor Vehicle – 1.6%
4,600	Circuit City Stores, Inc.-CarMax Group*	73,416
3,900	Cummins Engine Co., Inc.	150,930
7,004	Dura Automotive Systems, Inc.*	112,064
2,500	Lear Corp.*	87,250
1,100	Oshkosh Truck Corp.	48,675
4,200	Stewart & Stevenson Services, Inc.	138,600
4,000	Thor Industries, Inc.	131,880
2,400	Tower Automotive, Inc.*	24,600

		767,415

Oil Refining – 1.3%
7,200	NorthWestern Corp.	161,280
8,000	Plains Resources, Inc.*	192,000
24,500	Tesoro Petroleum Corp.*	308,700

		661,980

Oil Services – 0.6%
1,900	Atwood Oceanics, Inc.*	66,690
3,300	Cal Dive International, Inc.*	81,180
2,300	Oceaneering International, Inc.*	47,725
6,000	Parker Drilling Co.*	39,000
5,500	Seitel, Inc.*	72,050

		306,645

Property Insurance – 1.8%
600	American National Insurance Co.	44,850
3,800	Fidelity National Financial, Inc.	93,366
3,900	First American Financial Corp.	73,866
4,600	Harleysville Group, Inc.	136,850
3,700	LandAmerica Financial Group, Inc.	117,845
1,400	PMA Capital Corp.	25,270

Shares	Description	Value

Common Stocks – (continued)

Property Insurance – (continued)
4,500	The Commerce Group, Inc.	$ 165,555
3,500	The Midland Co.	155,750
1,800	W. R. Berkley Corp.	74,556

		887,908

Publishing – 1.2%
3,200	Banta Corp.	93,760
1,900	Lee Enterprises, Inc.	62,700
2,300	Martha Stewart Living Omnimedia, Inc.*	53,130
4,200	Paxar Corp.*	60,480
2,700	Pulitzer, Inc.	142,560
1,200	Scholastic Corp.*	50,520
1,700	The McClatchy Co.	66,470
4,700	The Standard Register Co.	86,950

		616,570

Railroads – 0.4%
6,100	Wabtec Corp.	91,500
6,800	Wisconsin Central Transportation Corp.*	113,764

		205,264

Restaurants – 0.4%
7,600	Landry’s Seafood Restaurants, Inc.	129,200
4,100	Ruby Tuesday, Inc.	70,110

		199,310

Security/Asset Management – 2.6%
2,900	Acacia Research Corp.*	48,981
3,600	Affiliated Managers Group, Inc.*	221,400
10,000	BlackRock, Inc.*	342,900
2,000	Jefferies Group, Inc.	64,800
2,300	Labranche & Co., Inc.	66,700
4,200	Raymond James Financial, Inc.	128,520
1,961	Southwest Securities Group, Inc.	40,593
7,000	The John Nuveen Co.	396,550

		1,310,444

Semiconductors – 1.9%
4,600	Alliance Semiconductor Corp.*	55,292
4,350	Avnet, Inc.	97,527
2,800	Axt, Inc.*	74,760
2,900	Cirrus Logic, Inc.*	66,787
1,600	Elantec Semiconductor, Inc.*	54,064
2,400	Electro Scientific Industries, Inc.*	91,440
6,500	ESS Technology, Inc.*	68,900
3,200	Exar Corp.*	63,232
2,300	General Semiconductor, Inc.	24,058
1,500	Micrel, Inc.*	49,500
1,800	Microsemi Corp.*	127,800
6,400	Rainbow Technologies, Inc.*	35,776
3,050	REMEC, Inc.	37,820
5,900	Standard Microsystems Corp.	105,610

		952,566

Specialty Retail – 2.7%
4,000	BJ’s Wholesale Club, Inc.*	213,040
7,100	Borders Group, Inc.*	159,040

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments (continued)
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – (continued)
6,500	Brown Shoe Co., Inc	$ 117,325
1,700	Coldwater Creek, Inc.*	44,200
4,300	Genesco, Inc.*	144,480
2,400	Group 1 Automotive, Inc.*	71,040
1,000	Hollywood Entertainment Corp.	8,460
6,300	Insight Communications, Inc.*	157,500
2,600	Insight Enterprises, Inc.*	63,700
4,100	InterTAN, Inc.	57,400
4,000	Intertrust Technologies Corp.	4,800
4,600	Krispy Kreme Doughnuts, Inc.*	184,000
3,000	MCSi, Inc.*	45,450
5,600	OfficeMax, Inc.*	20,664
5,500	Spiegel, Inc.	53,185

		1,344,284

Telephone – 1.0%
2,700	Commonwealth Telephone Enterprises, Inc.*	114,075
2,300	e.spire Communications, Inc.*	230
2,500	IDT Corp.*	33,750
1,200	IDT Corp. Class B*	13,200
4,700	Illuminet Holdings, Inc.*	147,815
5,400	ITC/ \ DeltaCom, Inc.*	21,600
1,100	Metro One Telecommunications, Inc.*	71,357
3,200	NTELOS, Inc.*	96,192
5,400	World Access, Inc.*	275

		498,494

Thrifts – 1.1%
5,700	Astoria Financial Corp.	313,500
5,300	Capitol Federal Financial	102,449
4,600	Staten Island Bancorp, Inc.	128,110

		544,059

Tobacco – 0.3%
3,800	Universal Corp.	150,708

Truck Freight – 0.8%
4,700	Airborne, Inc.	54,473
4,100	J.B. Hunt Transport Services, Inc.	77,900
3,400	Overseas Shipholding Group	103,836
8,100	Yellow Corp.*	153,738

		389,947

Wireless – 0.2%
5,200	Audiovox Corp.*	57,720
1,600	Leap Wireless International, Inc.*	48,480

		106,200

TOTAL COMMON STOCKS
(Cost $42,913,751)		$47,794,430

Rights	Description	Value

Rights – 0.0%

Thrifts – 0.0%
3,700	Bank United Corp.*	$ 1,221

TOTAL RIGHTS
(Cost $1,258)		$ 1,221

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 2.6%

Joint Repurchase Agreement Account^
$1,300,000	4.11%	07/02/2001	$ 1,300,000

TOTAL REPURCHASE AGREEMENT
(Cost $1,300,000)			$ 1,300,000

TOTAL INVESTMENTS
(Cost $44,215,009)			$49,095,651

*	Non-income producing security.
^	Joint repurchase agreement was entered into on June 29, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust (“VIT”)—Capital Growth Fund (the “Fund”). This semi-annual report covers the six-month period ended June 30, 2001.

Market Review

The first half of 2001 was characterized by U.S. equity market volatility. The S&P 500 Index returned –6.7%, the Russell 1000 Growth Index fell –14.2% and the NASDAQ Composite Index dropped –12.5%. Investor optimism grew over the six-month period as concerns over weak corporate earnings slightly subsided. Throughout the first half of the year, companies continued to experience a sluggish business environment, however, this atmosphere did not affect stock prices as substantially as they did at the end of 2000. The reason for this was two-fold. First, investors assumed that the quarter’s three interest rate cuts would spur corporate investment in the near future. Second, investors anticipated negative earnings news and, as a result, stock prices reflected these expectations. The Technology and Media & Communication sectors posted the strongest gains during the period, reversing a trend that has existed for several quarters. Many of these companies saw their stock prices rise, as the outlook for product demand grew more favorable. Defensive sectors, such as Healthcare and Utilities, gave back recent gains, as investors rotated out of these areas.

Performance Review

Over the six-month period that ended June 30, 2001, the Fund generated a
–7.11% cumulative total return. Over the same time period, the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested) generated a –6.70% cumulative total return. As these returns indicate, it has been an extremely challenging period in the financial markets. The Fund’s performance relative to the benchmark was largely due to stock selection and sector allocation.

Investment Objective

The Fund seeks long-term growth of capital, primarily through investments in a diversified portfolio of companies strategically poised for long-term capital appreciation.

* Percentages reflect the Company’s investment in the Fund. Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will by retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

Although the major market indices generated positive returns during the past quarter, certain industries continued to have difficulty coping with the sluggish business environment. Recently, consumer confidence has begun to rise, and several well-known companies, most

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

notably in the Technology sector, have seen demand accelerate. Going forward, we expect these macroeconomic indications to grow more favorable. However, in the near-term, we cannot predict the movement of the market. With no predetermined outcome for the U.S. equity market or economy, we will not only continue to focus on the extremely detailed investigation of the businesses in which we invest, but maintain a diversified portfolio of companies with enduring competitive advantages as well. We firmly believe that through intense fundamental research and bottom-up stock selection, we can continue to deliver strong returns for our clients.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

July 12, 2001

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Performance Summary
June 30, 2001 (Unaudited)

The following graph shows the value as of June 30, 2001, of a $10,000 investment made on April 30, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark (the Standard and Poor’s 500 Index (“S&P 500 Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

Capital Growth Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested April 30, 1998 to June 30, 2001.

	Since Inception	One Year	Six Months(a)

Average Annual Total Return through June 30, 2001

Capital Growth Fund (commenced April 30, 1998)	6.81%	-16.25%	-7.11%

(a)	Not annualized.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Investments
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 98.0%

Banks – 5.6%
2,100	Bank of America Corp.	$ 126,063
7,633	Citigroup, Inc.	403,328
3,000	State Street Corp.	148,470
1,300	The Bank of New York Co., Inc.	62,400
2,700	Wells Fargo & Co.	125,361

		865,622

Chemicals – 1.6%
2,167	E.I. du Pont de Nemours & Co.	104,536
800	Minnesota Mining & Manufacturing Co.	91,280
1,400	The Dow Chemical Co.	46,550

		242,366

Computer Hardware – 4.4%
300	Brocade Communications Systems, Inc.*	13,197
11,600	Cisco Systems, Inc.*	211,120
3,300	Dell Computer Corp.*	86,295
7,500	EMC Corp.	217,875
700	Emulex Corp.*	28,280
1,900	Hewlett-Packard Co.	54,340
4,800	Sun Microsystems, Inc.*	75,456

		686,563

Computer Software – 8.9%
2,100	International Business Machines, Inc.	237,300
2,200	Intuit, Inc.*	87,978
9,800	Microsoft Corp.*	715,400
8,300	Oracle Corp.*	157,700
2,400	Sabre Holdings Corp.	120,000
900	VERITAS Software Corp.*	59,877

		1,378,255

Defense/Aerospace – 0.6%
1,000	Honeywell International, Inc.	34,990
600	The Boeing Co.	33,360
300	United Technologies Corp.	21,978

		90,328

Department Stores – 2.3%
7,400	Wal-Mart Stores, Inc.	361,120

Drugs – 8.8%
2,300	American Home Products Corp.	134,412
1,400	Amgen, Inc.*	84,952
5,800	Bristol-Myers Squibb Co.	303,340
1,400	Eli Lilly & Co.	103,600
2,700	Merck & Co., Inc.	172,557
11,675	Pfizer, Inc.	467,584
2,900	Schering-Plough Corp.	105,096

		1,371,541

Electrical Equipment – 0.7%
1,200	American Tower Corp.*	24,804
1,874	JDS Uniphase Corp.*	23,894
880	McDATA Corp. Class A*	15,444
2,061	Motorola, Inc.	34,130

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
1,900	Nortel Networks Corp.	$ 17,271

		115,543

Electrical Utilities – 1.3%
900	Duke Energy Corp.	35,109
318	Mirant Corp.*	10,939
3,100	The AES Corp.*	133,455
900	The Southern Co.	20,925

		200,428

Energy Resources – 4.8%
700	Enron Corp.	34,300
5,392	Exxon Mobil Corp.	470,991
4,000	Royal Dutch Petroleum Co. ADR	233,080
300	Unocal Corp.	10,245

		748,616

Entertainment – 2.3%
2,200	Metro-Goldwyn-Mayer, Inc.*	49,830
5,972	Viacom, Inc. Class B*	309,051

		358,881

Environmental Services – 0.1%
700	Waste Management, Inc.	21,574

Financial Services – 9.7%
4,100	Federal Home Loan Mortgage Corp.	287,000
3,700	Federal National Mortgage Assoc.	315,055
14,400	General Electric Co.	702,000
6,100	MBNA Corp.	200,995

		1,505,050

Food & Beverage – 3.3%
5,000	PepsiCo, Inc.	221,000
3,500	The Coca-Cola Co.	157,500
300	The Quaker Oats Co.	27,375
2,300	Wm. Wrigley Jr. Co.	107,755

		513,630

Forest – 0.5%
800	International Paper Co.	28,560
800	Weyerhaeuser Co.	43,976

		72,536

Heavy Electrical – 0.1%
200	Emerson Electric Co.	12,100

Home Products – 3.0%
1,300	Avon Products, Inc.	60,164
3,300	Colgate-Palmolive Co.	194,667
3,200	Energizer Holdings, Inc.*	73,440
300	Kimberly-Clark Corp.	16,770
800	The Gillette Co.	23,192
1,400	The Procter & Gamble Co.	89,320

		457,553

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Hotels – 2.7%
4,800	Harrah’s Entertainment, Inc.*	$ 169,440
3,000	Marriott International, Inc.	142,020
2,700	Starwood Hotels & Resorts Worldwide, Inc.	100,656

		412,116

Industrial Parts – 0.9%
2,500	Tyco International Ltd.	136,250

Information Services – 1.6%
1,000	Automatic Data Processing, Inc.	49,700
1,900	First Data Corp.	122,075
1,300	TMP Worldwide, Inc.*	76,843

		248,618

Internet – 5.0%
8,750	AOL Time Warner, Inc.*	463,750
450	CheckFree Corp.*	15,782
1,050	E.piphany, Inc.*	10,668
3,880	QUALCOMM, Inc.*	226,902
837	VeriSign, Inc.*	50,228
700	Yahoo!, Inc.*	13,993

		781,323

Leisure – 0.5%
4,200	Cendant Corp.*	81,900

Life Insurance – 0.5%
2,400	MetLife, Inc.	74,352

Media – 3.6%
8,600	AT&T Corp.-Liberty Media Corp.*	150,414
750	Cablevision Systems Corp.	43,875
325	Cablevision Systems Corp.-Rainbow Media Group*	8,385
1,052	Clear Channel Communications, Inc.*	65,960
1,000	Comcast Corp.*	43,400
3,400	EchoStar Communications Corp.*	110,228
2,000	The Walt Disney Co.	57,780
2,000	Univision Communications, Inc.*	85,560

		565,602

Medical Products – 1.4%
4,400	Johnson & Johnson	220,000

Mining – 0.3%
1,200	Alcoa, Inc.	47,280

Motor Vehicle – 0.8%
2,987	Ford Motor Co.	73,331
702	General Motors Corp.	45,174

		118,505

Oil Refining – 0.8%
800	Chevron Corp.	72,400
850	Texaco, Inc.	56,610

		129,010

Shares	Description	Value

Common Stocks – (continued)

Oil Services – 0.6%
1,700	Schlumberger Ltd.	$ 89,505

Property Insurance – 2.9%
2,800	AMBAC Financial Group, Inc.	162,960
3,400	American International Group, Inc.	292,400

		455,360

Publishing – 1.4%
4,200	A.H. Belo Corp.	79,128
500	Gannett Co., Inc.	32,950
1,200	The New York Times Co.	50,400
1,400	Valassis Communications, Inc.*	50,120

		212,598

Restaurants – 0.9%
4,900	McDonald’s Corp.	132,594

Security/Asset Management – 4.6%
900	Merrill Lynch & Co., Inc.	53,325
800	Morgan Stanley Dean Witter & Co.	51,384
4,000	SPDR Trust Series 1	490,400
7,250	The Charles Schwab Corp.	110,925

		706,034

Semiconductors – 3.2%
800	Applied Materials, Inc.*	39,280
9,700	Intel Corp.	283,725
1,200	PMC-Sierra, Inc.*	37,284
1,700	Texas Instruments, Inc.	53,550
1,900	Xilinx, Inc.*	78,356

		492,195

Specialty Retail – 1.8%
3,250	The Home Depot, Inc.	151,287
3,900	Walgreen Co.	133,185

		284,472

Telephone – 3.6%
2,759	AT&T Corp.*	60,698
3,200	Qwest Communications International, Inc.	101,984
4,600	SBC Communications, Inc.	184,276
1,000	Sprint Corp.*	21,360
2,928	Verizon Communications, Inc.	156,648
2,050	WorldCom, Inc.	29,110

		554,076

Tobacco – 1.7%
5,300	Philip Morris Cos., Inc.	268,975

Wireless – 1.2%
6,600	Crown Castle International Corp.*	108,240
3,400	Sprint Corp. (PCS Group)*	82,110

		190,350

TOTAL COMMON STOCKS
(Cost $16,607,975)		$15,202,821

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Investments (continued)
June 30, 2001 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 1.3%

Joint Repurchase Agreement Account^
$200,000	4.11%	07/02/2001	$ 200,000

TOTAL REPURCHASE AGREEMENT
(Cost $200,000)			$ 200,000

TOTAL INVESTMENTS
(Cost $16,807,975)			$15,402,821

*	Non-income producing security.
^	Joint repurchase agreement was entered into on June 29, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust (“VIT”)—Mid Cap Value Fund (the “Fund”). This semi-annual report covers the six-month period ended June 30, 2001.

Market Review

During the first half of 2001, the stock market was characterized by a return to investment fundamentals and a renewed awareness that earnings and cash flow are vital factors in determining a stock’s value. The market fell sharply in the first quarter, continuing its slide that began after its March 2000 peak. Technology stocks led the market lower in the first quarter of 2001,with the tech-laden NASDAQ Composite Index falling 25.51%, the largest first-quarter drop in its history. The market then reversed direction, rallying in the second quarter, although it could not recover its entire first quarter losses.

Two competing factors drove market performance during the reporting period—the positive impact of declining interest rates, versus the negative impact of sagging corporate profits. Not surprisingly, with the interplay of these factors, there were significant performance disparities from stock-to-stock and sector-to-sector. In general, value stocks—especially those with excellent fundamentals—outperformed growth stocks during the period, and mid-sized company stocks outperformed large-cap issues. The Russell Mid Cap Value Index, a widely followed mid cap value benchmark, increased 3.26% during the six month period, while the Russell Mid Cap Growth Index, a mid cap growth benchmark, decreased 12.96%.

Despite slowing manufacturing outputs, as the first half of 2001 came to a close, consumer confidence was picking up and inflationary pressures seemed subdued. However, corporate profits remained under pressure, with the likelihood that significant improvement will not occur until 2002.

Performance Review

Over the six-month period that ended June 30, 2001, the Fund generated a 7.69% cumulative total return. Over the same time period, the Fund’s benchmark, the Russell Mid Cap Value Index (with dividends reinvested) generated a 3.97% cumulative total return.

The Fund outperformed the Russell Mid Cap Value Index in the second quarter and year-to-date, as it outperformed in 11 out of 13 economic sectors during the reporting period. The Fund generated very strong relative returns in the Financials, Utilities, Energy and Consumer Cyclicals sectors. These results more than offset marginal underperformance in the other two sectors.

Investment Objective

The Fund seeks long-term capital appreciation, primarily through equity securities of companies with public stock market capitalizations between $300 million and $15 billion at the time of investment.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter (continued)

* Percentages reflect the Company’s investment in the Fund. Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

We believe that our value funds can provide much-needed diversification to growth-oriented holdings in our clients’ overall asset allocation. The investment styles of value and growth have cycles, and these cycles are inherently unpredictable. We believe that our holdings are well positioned for a variety of market environments, but a prolonged value cycle would certainly be a favorable performance backdrop. In constructing our portfolios, we focus on stock selection. Our emphasis will continue to be on companies with the following attributes: sustainable or niche operating advantages, shareholder-oriented managements, and attractive valuation levels.

As in the past, we thank you for your continued confidence.

Goldman Sachs Value Portfolio Management Team

July 12, 2001

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary
June 30, 2001 (Unaudited)

The following graph shows the value as of June 30, 2001, of a $10,000 investment made on May 1, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell Mid Cap Value Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

Mid Cap Value Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested May 1, 1998 to June 30, 2001.

	Since Inception	One Year	Six Months(a)

Average Annual Total Return through June 30, 2001

Mid Cap Value Fund (commenced May 1, 1998)	6.16%	35.82%	7.69%

(a)	Not annualized.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Investments
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 95.0%

Airlines – 0.3%
28,385	Southwest Airlines Co.	$ 524,839

Banks – 8.1%
50,252	Comerica, Inc.	2,894,515
81,978	KeyCorp	2,135,527
110,913	SouthTrust Corp.	2,883,738
124,685	The Colonial BancGroup, Inc.	1,792,970
81,581	UnionBanCal Corp.	2,749,280
30,278	Wilmington Trust Corp.	1,896,917

		14,352,947

Chemicals – 3.2%
13,562	Eastman Chemical Co.	645,958
142,242	IMC Global, Inc.	1,450,868
44,050	Potash Corp. of Saskatchewan, Inc.	2,528,470
18,293	PPG Industries, Inc.	961,663

		5,586,959

Clothing – 1.8%
132,426	Ross Stores, Inc.	3,171,603

Computer Hardware – 1.7%
159,904	Ingram Micro, Inc.*	2,317,009
19,554	Tech Data Corp.*	652,321

		2,969,330

Computer Software – 1.1%
39,900	Synopsys, Inc.*	1,930,761

Construction – 0.9%
48,045	Clayton Homes, Inc.	755,267
35,731	D.R. Horton, Inc.	811,094

		1,566,361

Consumer Durables – 1.2%
84,210	Herman Miller, Inc.	2,037,882

Defense/Aerospace – 0.8%
30,900	Raytheon Co.*	820,395
17,557	The B.F. Goodrich Co.	666,815

		1,487,210

Department Stores – 0.9%
16,400	Federated Department Stores, Inc.*	697,000
28,280	The May Department Stores Co.	968,873

		1,665,873

Drugs – 0.6%
34,693	Mylan Labs, Inc.	975,914

Electrical Equipment – 0.8%
21,026	Eaton Corp.	1,473,923

Electrical Utilities – 10.9%
43,839	American Electric Power Co., Inc.	2,024,047
29,925	DTE Energy Co.	1,389,717
230,341	Energy East Corp.	4,816,430

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – (continued)
40,686	Entergy Corp.	$ 1,561,936
36,742	Exelon Corp.	2,355,897
144,239	FirstEnergy Corp.	4,638,726
23,339	FPL Group, Inc.	1,405,241
116,590	NewPower Holdings, Inc.*	1,049,310

		19,241,304

Energy Resources – 4.8%
9,400	Apache Corp.	477,050
28,175	Burlington Resources, Inc.	1,125,591
14,193	Devon Energy Corp.	745,132
222,246	Ocean Energy, Inc.	3,878,193
131,381	Pioneer Natural Resources Co.*	2,240,046

		8,466,012

Environmental Services – 2.0%
177,027	Republic Services, Inc.*	3,513,986

Equity REIT – 5.1%
21,131	Apartment Investment & Management Co.	1,018,514
40,055	Boston Properties, Inc.	1,638,250
118,377	Duke-Weeks Realty Corp.	2,941,668
16,085	Equity Residential Properties Trust	909,607
39,214	Health Care Property Investors, Inc.	1,348,962
36,519	Public Storage, Inc.	1,082,788

		8,939,789

Financial Services – 1.9%
17,241	Countrywide Credit Industries, Inc.	791,017
64,130	Heller Financial, Inc.	2,565,200

		3,356,217

Food & Beverage – 4.3%
134,382	Archer-Daniels-Midland Co.	1,746,966
129,854	ConAgra, Inc.	2,572,408
189,971	Supervalu, Inc.	3,333,991

		7,653,365

Forest – 2.2%
48,045	Georgia-Pacific Corp. (Timber Group)	1,717,609
88,310	Sonoco Products Co.	2,197,153

		3,914,762

Heavy Electrical – 0.5%
79,269	UCAR International, Inc.*	947,265

Heavy Machinery – 1.6%
73,381	Deere & Co.	2,777,471

Home Products – 1.4%
64,130	Fortune Brands, Inc.	2,460,027

Hotels – 1.4%
70,753	Harrah’s Entertainment, Inc.*	2,497,581

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Industrial Parts – 3.1%
129,100	Pall Corp.	$ 3,037,723
58,242	Parker-Hannifin Corp.	2,471,790

		5,509,513

Internet – 0.9%
107,523	DoubleClick, Inc.*	1,501,021

Media – 0.9%
35,219	Media General, Inc.	1,620,074

Medical Products – 0.8%
198,171	WebMD Corp.*	1,387,197

Medical Providers – 4.1%
76,430	Health Management Associates, Inc.*	1,608,087
73,697	Humana, Inc.*	725,915
64,148	Manor Care, Inc.*	2,036,699
56,771	Tenet Healthcare Corp.	2,928,816

		7,299,517

Mining – 1.0%
24,495	Nucor Corp.	1,197,561
15,244	Phelps Dodge Corp.	632,626

		1,830,187

Motor Vehicle – 2.7%
48,045	Delphi Automotive Systems Corp.	765,357
39,845	Lear Corp.*	1,390,590
146,184	Visteon Corp.	2,686,862

		4,842,809

Oil Refining – 0.4%
15,100	Tosco Corp.	665,155

Oil Services – 1.6%
41,421	Cal Dive International, Inc.*	1,018,957
12,826	Coflexip SA ADR	961,873
23,970	Diamond Offshore Drilling, Inc.	792,208

		2,773,038

Property Insurance – 8.2%
19,134	Allmerica Financial Corp.	1,100,205
20,185	AMBAC Financial Group, Inc.	1,174,767
96,720	Aon Corp.	3,385,200
25,400	Everest Re Group, Ltd.	1,899,920
27,124	Loews Corp.	1,747,599
121,531	Old Republic International Corp.	3,524,399
18,600	XL Capital Ltd.	1,527,060

		14,359,150

Publishing – 1.0%
62,828	A.H. Belo Corp.	1,183,679
10,729	Dow Jones & Co., Inc.	640,629

		1,824,308

Shares	Description	Value

Common Stocks – (continued)

Railroads – 2.2%
57,717	Burlington Northern Santa Fe Corp.	$ 1,741,322
14,929	CSX Corp.	541,027
27,860	Union Pacific Corp.	1,529,792

		3,812,141

Restaurants – 2.0%
90,833	CBRL Group, Inc.	1,539,619
44,470	Darden Restaurants, Inc.	1,240,713
15,244	Tricon Global Restaurants, Inc.*	669,212

		3,449,544

Security/Asset Management – 1.6%
17,031	Lehman Brothers Holdings, Inc.	1,324,160
25,873	The Bear Stearns Cos., Inc.	1,525,731

		2,849,891

Semiconductors – 1.9%
59,101	Agere Systems, Inc.*	443,258
18,147	Arrow Electronics, Inc.*	440,791
20,738	Axcelis Technologies, Inc.*	306,922
29,191	Fairchild Semiconductor Corp.*	671,393
24,778	KEMET Corp.*	490,852
45,837	Vishay Intertechnology, Inc.*	1,054,251

		3,407,467

Specialty Retail – 1.2%
81,897	Toys “R” Us, Inc.*	2,026,951

Telephone – 0.8%
44,470	CenturyTel, Inc.	1,347,441

Thrifts – 2.0%
45,206	GreenPoint Financial Corp.	1,735,910
130,783	Sovereign Bancorp, Inc.	1,700,179

		3,436,089

Tobacco – 0.4%
24,200	UST, Inc.	698,412

Truck Freight – 0.7%
42,263	CNF Transportation, Inc.	1,193,930

TOTAL COMMON STOCKS
(Cost $154,687,930)		$167,345,216

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Investments (continued)
June 30, 2001 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 4.8%

Joint Repurchase Agreement Account^
$8,500,000	4.11%	07/02/2001	$ 8,500,000

TOTAL REPURCHASE AGREEMENT
(Cost $8,500,000)			$ 8,500,000

TOTAL INVESTMENTS
(Cost $163,187,930)			$175,845,216

*	Non-income producing security.
^	Joint repurchase agreement was entered into on June 29, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviation:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust (”VIT”)—International Equity Fund (the “Fund”). This semi-annual report covers the six-month period ended June 30, 2001.

Market Review

High volatility and low visibility characterized international equity markets over the first half of 2001, with the MSCI EAFE Index falling 14.75% in U.S. dollar terms. All major indices declined both in local currency and U.S. dollar terms, except for Japan, where the MSCI Index managed to post a marginal local currency gain of 0.3%. However, during the second quarter, markets were supported by further easing of monetary policy on a global basis. This was especially dramatic in the U.S., where interest rates were cut three times to the tune of 125 basis points (bps) total. Monetary easing was a similarly key theme, with the Bank of England cutting rates twice and the European Central Bank once by 25bps.

Slowing demand across the continent, indicated by bloated inventories in France and weak industrial production numbers in Germany, raised hopes that rates would fall further. European stocks lagged the rest of the world, with Information Technology Hardware, Telecoms and Retailers especially weak. In the UK, stronger domestic data and inflation fears within Euroland dampened expectations of further monetary easing. Against this backdrop, investors were spurred on by the prospect of global re-flation, a sentiment echoed by second quarter U.S. data releases. These numbers appeared to indicate a recovery in business and consumer confidence, more resilient housing starts, and a drop-off in jobless claims.

In Asia, market returns were mixed. Japan was flat during the first half of the year, bolstered by the election of Junichiro Koizumi as party leader and Prime Minister. Investors rushed to buy “old economy” shares, anticipating that Koizumi would accelerate structural reform. However, in the wake of the election, enthusiasm dissipated with the release of further negative economic data. This included April’s industrial production number which stood at its weakest since May 1998. Elsewhere in the region, stocks declined by 8.11% (MSCI Asia Index in U.S. dollar terms).

Performance Review

Over the six-month period that ended June 30, 2001, the Fund generated a
–14.94% cumulative total return. Over the same time period, the Fund’s benchmark, the MSCI EAFE Index (unhedged with dividends reinvested), generated an aggregate total return of –14.75%. As these returns indicate, it has been an extremely challenging period in the financial markets.

Investment Objective

The Fund seeks long-term capital appreciation, primarily through equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shareholder Letter (continued)

* Percentages reflect the Company’s investment in the Fund. Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

Europe — The weak euro and inflationary pressures have prevented the European Central Bank from reducing interest rates by any meaningful extent. However, going forward, pricing pressures should ease, giving stability to declining energy prices, thus enabling room for rates to decline. We are predicting a trough in economic growth in the second half of this year, with the equity markets anticipating a more robust 2002. With this in mind, we believe the Fund is positioned to benefit accordingly. We have a pro-cyclical bias, which we are inclined to increase rather than decrease at this stage. Despite underlying economic conditions worsening, we believe the equity markets will anticipate the upturn several months ahead of time.

Japan — It is difficult to forecast the overall direction of the Japanese equity market in the near-term, due to several mixed signals. Given the current earnings disappointments by U.S. Technology companies and the weaker prices of electric devices such as DRAM and flash memory, more investors are now concerned over downward earnings revisions by high-tech firms. In addition, current weaker economic indicators imply an increased risk of deterioration in the domestic macro economy. On the other hand, some still believe that the global economies will bottom out in the second half of the year, fueled by aggressive rate cuts by the Federal Reserve Board and tax cuts in the U.S. From a valuation perspective, Japanese stock prices appear relatively cheap, suggesting that most of the news has been already reflected in current share prices. However, some triggers would be required to initiate a rebound, such as a confirmation of a soft-landing in the global economies, signs of recovery in demand for electronics products, or a re-acceleration of Japanese corporate restructuring momentum.

Asia — Earnings forecasts for the Technology, Media and Telecom area continues to be revised downward, and there are few signs of bottoming of these sectors. Our domestic consumption models are still performing well and should benefit from a pickup in the regional domestic economies. We also expect that upstream petroleum companies should perform well, as they are likely to benefit from the sustained strength in energy prices.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs International Equity Management Team

July 12, 2001

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Performance Summary
June 30, 2001 (Unaudited)

The following graph shows the value as of June 30, 2001, of a $10,000 investment made on January 12, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmarks (FT Euro-Pac Unhedged) and the Morgan Stanley Capital International Europe, Australia and Far East Index (“MSCI EAFE (unhedged)”) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

International Equity Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested January 12, 1998 to June 30, 2001.

	Since Inception	One year	Six Months(a)

Average Annual Total Return through June 30, 2001

International Equity Fund (commenced January 12, 1998)	4.61%	-24.96%	-14.94%

(a)	Not annualized.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Investments
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 96.2%

Australia – 2.3%
20,651	BHP Billiton Ltd.* (Mining)	$ 112,178
19,389	BHP Ltd.* (Mining)	102,750
3,865	Brambles Industries Ltd. (Multi-Industrial)	94,625
11,798	Tab Corp. Holdings Ltd. (Entertainment)	57,167
40,714	Woolworths Ltd. (Specialty Retail)	228,428

		595,148

Finland – 1.4%
15,082	Nokia Oyj (Telecommunications)	342,154

France – 7.8%
1,741	Alcatel (Telecommunications)	36,443
8,908	Axa* (Insurance)	254,026
502	Castorama Dubois Investissement SA* (Specialty Retail)	108,014
1,737	France Telecom SA (Telecommunications)	82,875
1,593	L’Air Liquide SA* (Chemicals)	229,093
2,694	Lafarge SA (Construction)	230,586
1,170	Rhone-Poulenc SA (Chemicals)	93,500
4,042	Schneider Electric SA (Electrical Equipment)	223,678
1,427	Total Fina SA Class B (Energy Resources)	200,020
4,119	Vivendi Environnement (Utilities)	173,520
4,860	Vivendi Universal ADR (Conglomerates)	281,880
1,165	Vivendi Universal SA (Conglomerates)	67,974

		1,981,609

Germany – 6.2%
729	Allianz AG* (Insurance)	212,983
7,169	Bayerische Motoren Werke (BMW) AG* (Auto)	237,547
4,188	Deutsche Bank AG (Banks)	300,398
5,618	Deutsche Telekom AG* (Telecommunications)	128,165
3,756	Infineon Technologies AG (Semiconductors)	88,170
591	Muenchener Rueckversicherungs- Gesellschaft AG* (Property Insurance)	164,877
1,867	SAP AG* (Computer Software)	259,337
2,784	Siemens AG* (Electrical Equipment)	171,049

		1,562,526

Hong Kong – 1.9%
104,000	Giordano International Ltd. (Specialty Retail)	54,668
15,000	Hang Seng Bank Ltd. (Banks)	153,850
6,300	Hutchison Whampoa Ltd. (Multi-Industrial)	63,607
84,000	Li & Fung Ltd. (Wholesale)	137,850
7,000	Sun Hung Kai Properties Ltd. (Real Estate)	63,047

		473,022

Shares	Description	Value

Common Stocks – (continued)

Ireland – 1.5%
24,670	Bank of Ireland* (Banks)	$ 244,607
2,400	Elan Corp. PLC ADR* (Drugs)	146,400

		391,007

Italy – 3.4%
14,046	San Paolo-IMI SpA (Banks)	180,216
16,000	Telecom Italia Mobile SpA (T.I.M.) (Telecommunications)	81,626
32,315	Telecom Italia SpA (Telecommunications)	290,284
72,000	UniCredito Italiano SpA (Banks)	309,353

		861,479

Japan – 24.3%
700	Advantest Corp. (Electronics Equipment)	60,003
32,000	Asahi Chemical Industry Co. Ltd. (Chemicals)	134,456
5,000	Banyu Pharmaceutical Co. Ltd. (Drugs)	91,613
4,500	C&S Co. Ltd (Specialty Retail)	130,262
7,000	Canon, Inc. (Computer Hardware)	282,896
17,000	Chiba Bank Ltd. (Banks)	61,479
15,000	Daiwa Securities Group, Inc. (Financial Services)	156,964
6,000	Fuji Photo Film Ltd. (Leisure)	258,841
3,000	Honda Motor Co. Ltd. (Auto)	131,826
12,000	Kao Corp. (Consumer Products)	298,292
600	KEYENCE CORP. (Electronics Equipment)	119,076
19,000	Kirin Brewery Ltd. (Food & Beverage)	161,647
2,200	KONAMI Corp. (Computer Software)	100,377
27,000	Mitsui Marine & Fire* (Insurance)	138,128
42	Mizuho Holdings, Inc. (Banks)	195,333
1,900	Murata Manufacturing Co. Ltd. (Electronics Equipment)	126,301
15,000	NGK Insulators Ltd. (Multi-Industrial)	131,706
42	Nippon Telephone & Telegraph Corp. (Telecommunications)	218,908
7,000	Ricoh Co. Ltd. (Computer Hardware)	150,990
1,500	Rohm Co. (Electronics Equipment)	233,101
21,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	132,692
2,500	Secom Co. Ltd. (Business Services)	139,524
14,000	Sharp Corp. (Electrical Equipment)	190,843
3,000	Shin-Etsu Chemical Co. Ltd. (Chemicals)	110,176
8,000	Skylark Co. Ltd. (Restaurants)	227,728
1,800	SMC Corp. (Machinery)	192,687
1,900	Sony Corp.* (Electrical Equipment)	124,930
7,000	Sumitomo Mitsui Banking Corp. (Commercial Banks)	57,814
9,000	Takeda Chemical Industries Ltd. (Drugs)	418,571
2,500	Takefuji Corp.* (Financial Services)	227,127
7,000	The Nomura Securities Co. Ltd. (Financial Services)	134,151
32,000	The Sumitomo Bank Ltd. (Banks)	224,008
10,800	Tokyo Electric Power (Electrical Utilities)	279,721

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
8,400	Toppan Forms Co. Ltd. (Publishing)	$ 141,111
9,200	Toyota Motor Corp. (Auto)	323,855
11	UFJ Holdings Inc.* (Banks)	59,185

		6,166,322

Netherlands – 7.5%
6,595	Aegon N.V.* (Insurance)	185,832
7,703	ASM Lithography Holding NV* (Semiconductors)	172,924
7,209	ING Groep NV* (Financial Services)	471,635
8,735	Koninklijke Royal Philips Electronics NV* (Appliance)	231,772
12,081	Royal Dutch Petroleum Co.* (Energy Resources)	695,982
4,521	VNU NV* (Media)	153,253

		1,911,398

Portugal – 0.2%
23,637	Electricidade de Portugal SA* (Utilities)	56,488

Singapore – 0.5%
96,000	Singapore Technologies Engineering Ltd. (Machinery)	135,938

Spain – 3.3%
6,018	Acerinox SA* (Steel)	167,279
8,574	Altadis SA* (Tobacco)	122,360
13,114	Banco Santander Central Hispano SA* (Banks)	118,914
10,740	Industria de Diseno Textil S.A.* (Apparel)	171,565
19,749	Telefonica de Espana SA* (Telecommunications)	243,680
396	Union Electric Fenosa* (Utilities)	7,400

		831,198

Sweden – 3.8%
15,195	Investor AB (Financial Services)	193,554
30,334	Nordea AB (Banks)	172,970
13,334	Securitas AB Series B (Business Services)	233,618
22,914	Skandia Forsakrings (Insurance)	210,742
25,486	Telefonaktiebolaget LM Ericsson AB Series B (Telecommunications)	139,466

		950,350

Switzerland – 9.2%
5,411	Adecco SA (Business Services)	254,812
1,825	Credit Suisse Group* (Banks)	300,188
2,820	Nestle SA (Food & Beverage)	599,633
7,320	Novartis AG* (Health)	265,052
5,200	Roche Holdings AG* (Health)	374,840
112	Swiss Re (Property Insurance)	223,938
1,500	UBS AG* (Banks)	215,001
263	Zurich Financial Services AG* (Insurance)	89,741

		2,323,205

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – 22.9%
13,375	Amvescap PLC* (Financial Services)	$ 232,625
2,930	AstraZeneca Group PLC* (Health)	136,705
10,099	Barclays PLC* (Banks)	310,049
10,182	Bass PLC* (Leisure)	106,541
690	BP PLC ADR (Energy Resources)	34,396
60,091	BP PLC (Energy Resources)	494,640
51,203	British Telecom PLC* (Telecommunications)	322,328
39,298	Diageo PLC* (Tobacco)	431,678
14,864	Exel PLC* (Industrial Services)	158,986
28,633	GlaxoSmithKline PLC* (Drugs)	806,477
2,480	GlaxoSmithKline PLC ADR (Drugs)	139,376
32,768	HSBC Holdings PLC* (Banks)	388,790
14,049	National Grid Group PLC* (Utilities)	103,675
49,791	P & O Princess Cruises PLC (Leisure)	259,446
11,136	Reuters Group PLC* (Business Services)	144,753
23,864	Smiths Group PLC* (Conglomerates)	277,263
125,041	Tesco PLC* (Specialty Retail)	451,684
42,950	Unilever PLC* (Food & Beverage)	362,314
277,005	Vodafone Group PLC ADR (Wireless)	653,070

		5,814,796

TOTAL COMMON STOCKS
(Cost $28,908,378)		$24,396,640

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligation – 2.4%

State Street Bank & Trust Euro Time Deposit
$625,000	4.00%	07/02/2001	$ 625,000

TOTAL SHORT-TERM OBLIGATION
(Cost $625,000)			$ 625,000

TOTAL INVESTMENTS
(Cost $29,533,378)			$25,021,640

*	Non-income producing security.

Investment Abbreviation:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
June 30, 2001 (Unaudited)

As a % of Total Net Assets
Common Stock Industry Classifications

Apparel	0.7%
Appliance	0.9
Auto	2.7
Banks	12.8
Business Services	3.1
Chemicals	2.2
Commercial Banks	0.2
Computer Hardware	1.7
Computer Software	1.4
Conglomerates	2.5
Construction	0.9
Consumer Products	1.2
Drugs	6.3
Electrical Equipment	3.3
Electrical Utilities	1.1
Electronics Equipment	2.1
Energy Resources	5.6
Entertainment	0.2
Financial Services	5.6
Food & Beverage	4.4
Health	3.1
Industrial Services	0.6
Insurance	4.3
Leisure	2.5
Machinery	1.3
Media	0.6
Mining	0.9
Multi-Industrial	1.1
Property Insurance	1.5
Publishing	0.6
Real Estate	0.3
Restaurants	0.9
Semiconductors	1.0
Specialty Retail	3.8
Steel	0.7
Telecommunications	7.4
Tobacco	2.2
Utilities	1.4
Wholesale	0.5
Wireless	2.6

TOTAL COMMON STOCK	96.2%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND

Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust (”VIT”)—Global Income Fund (the “Fund”). This semi-annual report covers the six-month period ended June 30, 2001.

Market Review

The global bond markets performed well during the first half of 2001, especially compared to their equity counterparts. Economic data weakened as the global economy slowed further, dragging equity markets lower. The Japanese bond market was the best performing major market, as economic data became progressively worse. The U.S. market followed behind and was driven by 275 basis points of interest rate cuts by the Federal Reserve Board (the “Fed”), as well as further economic weakness, with much of the bad news centered around the Technology industry. However, the U.S. started to show signs of improvement in the second quarter, buoyed by a strong recovery in auto sales and a rebound in consumer confidence. European bonds lagged the U.S. and Japan, as the European Central Bank remained unclear about its interest rate policy. The UK was one of the worst performing major markets during the period, as economic data surprised on the upside, with housing sales reaching record levels in June and stronger than expected inflation.

The general tone in the credit markets, although volatile, improved sharply over the period. The main driver of positive sentiment was the aggressive rate cuts by the Fed, as the market continued to hold the view that it would do whatever was necessary to avert a recession. Declining equity market volatility helped overcome record supply and poor corporate earnings, pushing spreads tighter in all major markets.

Performance Review

Over the six-month period ended June 30, 2001, the Fund generated a 2.77% cumulative total return. Over the same time period, the Fund’s benchmark, the JP Morgan Global Government Bond Index (hedged into U.S. dollars), generated an aggregate total return of 2.83%.

Investment Objective

The Fund seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund seeks this objective by investing primarily through investments in fixed income securities of U.S. and foreign issuers and foreign currencies.

* Percentages reflect the Company’s investment in the Fund. Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND

Shareholder Letter (continued)

Outlook

Although there have recently been conflicting data themes in the U.S., our outlook remains focused on the possibility of a substantial rebound in economic activity. We believe that the Fed’s aggressive monetary easing, both in terms of speed and extent, will be a sufficient catalyst for a rebound, and that the aforementioned conflicting themes are typical of a cyclical turning point. We feel that the economic recovery will be led predominantly by the “old economy,” which effectively passed through a recession in 2000 and that it should now contribute positively to GDP growth in 2001. Within the Dollar Bloc, we remain relatively positive on our outlook for the Australian, New Zealand and Canadian economies.

Within Europe, our economic outlook remains negative. The European Central Bank continues to refrain from taking definitive monetary action as core inflation in the Eurozone has reached uncomfortable levels. In general, we believe that Europe lags the U.S. on a three to six month basis and is thus still suffering from the pressures of slowing growth and low consumer and business confidence. Within the UK, we continue to believe that the economy remains in a robust position.

Our economic outlook for Japan continues to be negative. While real interest rates remain higher than in all other major global markets, we feel investment spending in Japan will continue to fall. This imbalance between excessive savings and lack of investment opportunities should continue to subdue levels of activity and generate further price deflation. We believe that real interest rates need to fall further to stimulate greater investment, which should lead to an increase in future inflationary expectations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Income Management Team

July 12, 2001

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND

Performance Summary
June 30, 2001 (Unaudited)

The following graph shows the value as of June 30, 2001, of a $10,000 investment made on January 12, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark (the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars (the “J.P. Morgan GGB Index - $ Hedged”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

Global Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested January 12, 1998 to June 30, 2001.

	Since Inception	One Year	Six Months(a)

Average Annual Total Return through June 30, 2001

Global Income Fund (commenced January 12, 1998)	5.43%	8.54%	2.77%

(a)	Not annualized.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND

Statement of Investments
June 30, 2001 (Unaudited)

Principal Amount €	Interest Rate	Maturity Date	Value

Foreign Debt Obligations – 67.6%

Canadian Dollar – 1.3%
Government of Canada
CAD200,000	5.50%	06/01/2009	$ 128,725
50,000	8.00	06/01/2027	40,925

			169,650

Danish Krone – 1.4%
Kingdom of Denmark
DKK400,000	8.00	05/15/2003	48,021
1,000,000	8.00	03/15/2006	127,733

			175,754

Euro Currency – 39.3%
British Telecom PLC
EUR110,000	6.13	02/15/2006	94,604
40,000	6.88	02/15/2011	34,495
Federal Republic of Germany
700,000	7.38	01/03/2005	645,176
400,000	5.25	07/04/2010	344,301
50,000	6.25	01/04/2024	44,798
210,000	6.25	01/04/2030	190,593
Government of France
200,000	4.50	07/12/2002	169,766
500,000	4.50	07/12/2003	425,081
100,000	7.25	04/25/2006	94,266
700,000	6.50	10/25/2006	641,968
300,000	5.50	04/25/2010	259,703
150,000	8.50	10/25/2019	168,671
100,000	5.50	04/25/2029	81,457
Household Finance Corp.
50,000	5.88	03/31/2008	41,876
Lehman Brothers Holdings PLC
100,000	4.75	07/12/2004	84,018
Osprey Trust†
50,000	6.38	01/15/2003	43,212
Republic of Italy
350,000	5.00	02/15/2003	299,244
400,000	4.75	07/01/2005	339,576
100,000	6.75	07/01/2007	91,809
100,000	6.50	11/01/2027	90,206
100,000	5.25	11/01/2029	75,782
Royal Bank of Scotland Group PLC
100,000	4.88	03/26/2009	80,002
Sogerim SA
100,000	7.00	04/20/2011	85,057
Standard Chartered Bank PLC
50,000	5.38	05/06/2009	39,801
Treuhandanstalt
400,000	7.13	01/29/2003	352,404
Tyco International Group SA
100,000	6.13	04/04/2007	86,433

			4,904,299

Principal Amount €	Interest Rate	Maturity Date	Value

Foreign Debt Obligations – (continued)

Great Britain Pound – 4.1%
Deutsche Ausgleichsbank
GBP100,000	6.50%	01/15/2008	$ 144,369
GMAC Canada Ltd.†
150,000	6.50	03/23/2004	210,717
United Kingdom Treasury
40,000	7.25	12/07/2007	61,648
50,000	9.00	08/06/2012	91,709

			508,443

Japanese Yen – 18.7%
Government of Japan
JPY10,000,000	0.50	08/20/2002	80,603
20,000,000	0.40	06/20/2003	161,424
75,000,000	0.90	12/22/2008	605,493
15,000,000	1.50	06/22/2009	126,056
80,000,000	1.30	06/20/2011	648,288
45,000,000	2.50	12/21/2020	402,483
20,000,000	1.90	03/22/2021	162,128
7,000,000	2.40	02/20/2030	59,021
Osterreichische Kontrollbank AG
10,000,000	1.80	03/22/2010	86,731

			2,332,227

New Zealand Dollar – 1.4%
Government of New Zealand
NZD400,000	8.00	11/15/2006	171,917

Swedish Krona – 1.4%
Kingdom of Sweden
SEK2,000,000	3.50	04/20/2006	171,337

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $9,009,439)			$8,433,627

Corporate Bonds – 13.2%

Automotive – 0.4%
Ford Motor Credit Co.
USD50,000	6.88%	02/01/2006	$ 50,655

Commercial Banks – 0.4%
Citigroup, Inc.
USD50,000	6.75	12/01/2005	51,754

Electric – 0.8%
Wisconsin Energy Corp.
USD100,000	5.88	04/01/2006	99,357

Energy – 0.8%
Kinder Morgan, Inc.
USD100,000	6.45	03/01/2003	101,394

Finance Companies – 4.3%
Household Finance Corp.
USD100,000	6.00	05/01/2004	100,945

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND

Principal Amount €	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Finance Companies – (continued)
HSBC USA, Inc.
USD70,000	8.38%	02/15/2007	$ 76,386
Merrill Lynch Co., Inc.
100,000	6.00	02/12/2003	101,721
Nederlandse Waterschapsbank
100,000	6.13	02/13/2008	99,721
Nisource Finance Corp.
50,000	5.75	04/15/2003	50,254
Textron Financial Corp.
100,000	7.13	12/09/2004	103,585

			532,612

Insurance Companies – 0.8%
Prudential Insurance Co. of America
USD100,000	6.38%	07/23/2006	$ 99,451

Media-Non Cable – 1.1%
Clear Channel Communications, Inc.
USD100,000	6.50%	07/07/2005	$ 85,894
Pearson PLC†
50,000	7.00	06/15/2011	49,232

			135,126

Paper – 0.4%
Georgia-Pacific Corp.
USD50,000	7.50%	05/15/2006	$ 50,257

Supermarkets – 1.7%
Delhaize America, Inc.†
USD200,000	8.13%	04/15/2011	$ 208,617

Telecommunications – 1.6%
AT&T Wireless Services, Inc.
USD50,000	7.88%	03/01/2011	$ 49,908
Deutsche Telekom International Finance B.V.
50,000	8.00	06/15/2010	51,270
France Telecom SA
100,000	7.75	03/01/2011	101,523

			202,701

Yankee Banks – 0.9%
National Australia Bank Ltd.†
USD100,000	8.60%	05/19/2010	$ 112,730

TOTAL CORPORATE BONDS
(Cost $1,590,105)			$ 1,644,654

Principal Amount €	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 13.9%

United States Treasury Bonds
USD420,000	8.13%	08/15/2019	$ 522,963
310,000	7.50	11/15/2024	372,096
290,000	6.25	05/15/2030	307,171
United States Treasury Notes
100,000	6.75	05/15/2005	106,468
109,412	3.63	01/15/2008	111,874
300,000	5.75	08/15/2010	306,945

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,746,436)			$ 1,727,517

Short-Term Obligation – 2.0%

State Street Bank & Trust Euro Time Deposit^
USD251,000	4.00%	07/02/2001	$ 251,000

TOTAL SHORT-TERM OBLIGATION
(Cost $251,000)			$ 251,000

TOTAL INVESTMENTS
(Cost $12,596,980)			$12,056,798

€	The principal amount of each security is stated in the currency in which the bond is denominated. See below.
CAD	=Canadian Dollar
DKK	=Danish Krone
EUR	=Euro Currency
GBP	=Great Britain Pound
JPY	=Japanese Yen
NZD	=New Zealand Dollar
SEK	=Swedish Krona
USD	=United States Dollar
†
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of
Rule 144A securities amounted to $624,508 as of June 30, 2001.

^	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNET TOLLKEEPER FUNDSM

Shareholder Letter

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Variable Insurance Trust (“VIT”)—Internet Tollkeeper FundSM. This semi-annual report covers the six-month period ended June 30, 2001.

Market Review

The period under review was marked by volatility rarely seen in the financial markets. For the first time since March 2000, the broad U.S. stock market had a positive quarter, with the S&P 500 Index, the Wilshire 5000 Index and the NASDAQ Composite Index all rising during the second quarter. However, investors continued to face uncertainty, due to the lack of visibility as to when a full turnaround will occur.

As companies worked through built up inventories, demand remained at disappointing levels. While we have not been immune to the slowdown, we remain confident in the long-term prospects of the high quality businesses in which we invest. The Fund’s holdings include companies with dominant franchise names, pricing power, free cash flow and solid management teams that we believe are favorably positioned to endure adverse market conditions and rebound from an economic recovery.

Investment Objective

The Fund seeks capital appreciation. The Fund seeks this objective by investing primarily in the media, telecommunications, technology and Internet sectors.

Performance Review

During the six month period ended June 30, 2001, the Fund generated a -13.53% cumulative total return.While the Fund does not have an official benchmark, over the same time period the Goldman Sachs ITF Index (with dividends reinvested) generated a cumulative total return of -17.89%.

In recent months, our Media holdings not only represented some of our largest holdings, but also some of the Fund’s best performers. Our investment philosophy focuses on companies that have strong brands and ability to generate a large customer base. We seek to invest in media companies that can mitigate a slowdown in advertising revenue with subscription, or more predictable revenue streams. AOL Time Warner, Inc. is one of the most significant players in the industry. With some of the most recognizable media brands, the combination brings together the leaders in Internet, copyrights ownership, movie studios, cable stations, magazine publishing and music. Likewise, Viacom, Inc., Westwood One, Inc. and AT&T Corp.—Liberty Media Group, embody attractive characteristics, such as stable or growing subscriber-base, dominant positions in media segments, strong brand name and recurring revenue stream. Despite the slowing economy and demand for advertising space, our holdings in the media segment were well situated to weather the storm and were able to trend upward throughout the second quarter.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNET TOLLKEEPER FUNDSM

Enterprise storage has become fundamental technology and an increasing necessity for large corporations. As such, this area is by now widely recognized as one of the most attractive industries in the Technology sector. Although the economic slowdown has been a detriment to recent performance, we believe that the long-term growth prospects for data storage are intact, and we own the dominant franchises in the industry. Internet usage and data storage are still rising dramatically, causing an increased need for data storage. As a result, our storage companies—EMC Corp., Emulex Corp. and McData Corp.—should be well positioned to be major beneficiaries of this rising demand potential.

* Percentages reflect the Company’s investment in the Fund. Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Outlook

Although the major market indices generated positive returns during the past quarter, certain industries continued to have difficulty coping with the sluggish business environment. Recently, consumer confidence has begun to rise, and several well-known companies, most notably in the Technology sector, have seen demand accelerate. Going forward, we expect these macroeconomic indications to grow more favorable. However, in the near-term we cannot predict the movement of the market. With no predetermined outcome for the U.S. equity market or economy, we will not only continue to focus on the extremely detailed investigation of the businesses in which we invest, but maintain a diversified portfolio of companies with enduring competitive advantages as well. We firmly believe that through intense fundamental research and bottom-up stock selection, we can continue to deliver strong returns for our clients.

Goldman Sachs Growth Equity Portfolio Management Team

July 12, 2001

Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs & Co.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNET TOLLKEEPER FUNDSM

Performance Summary
June 30, 2001 (Unaudited)

The following graph shows the value as of June 30, 2001, of a $10,000 investment made on April 28, 2000 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmarks (the S&P 500 Index, NASDAQ Composite Index and Goldman Sachs Internet Index) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

Internet Tollkeeper Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested April 28, 2000 to June 30, 2001.

	Since Inception	One Year	Six Months(a)

Average Annual Total Return through June 30, 2001

Internet Tollkeeper Fund (commenced April 28, 2000)	-36.35%	-42.58%	-13.53%

(a)	Not annualized.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNET TOLLKEEPER FUNDSM

Statement of Investments
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 98.1%

Computer Hardware – 7.2%
1,440	Brocade Communications Systems, Inc.*	$ 63,346
3,840	Cisco Systems, Inc.*	69,888
4,600	EMC Corp.	133,630
2,060	Emulex Corp.*	83,224
3,650	Sun Microsystems, Inc.*	57,378

		407,466

Computer Software – 16.0%
750	Avocent Corp.*	17,063
3,970	Intuit, Inc.*	158,760
3,910	Microsoft Corp.*	285,430
2,880	Oracle Corp.*	54,720
5,950	Sabre Holdings Corp.	297,500
1,350	VERITAS Software Corp.*	89,815

		903,288

Electrical Equipment – 2.6%
3,260	American Tower Corp.*	67,384
730	Avici Systems, Inc.*	6,256
1,664	JDS Uniphase Corp.*	21,216
2,969	McDATA Corp. Class A*	52,106

		146,962

Electrical Utilities – 1.4%
1,870	The AES Corp.*	80,504

Entertainment – 6.6%
1,690	Metro-Goldwyn-Mayer, Inc.*	38,278
6,433	Viacom, Inc. Class B*	332,908

		371,186

Home Products – 1.5%
3,570	Energizer Holdings, Inc.*	81,931

Information Services – 4.7%
2,060	First Data Corp.	132,355
470	TMP Worldwide, Inc.*	27,782
3,510	Travelocity.com, Inc.*	107,757

		267,894

Internet – 19.8%
7,245	AOL Time Warner, Inc.*	383,985
1,705	Check Point Software Technologies Ltd.*	86,222
1,990	CheckFree Corp.*	69,789
2,520	DoubleClick, Inc.*	35,179
5,320	E.piphany, Inc.*	54,051
5,520	Interwoven, Inc.*	93,288
1,177	Openwave Systems, Inc.*	40,842
1,770	QUALCOMM, Inc.*	103,510
3,689	VeriSign, Inc.*	221,377
1,570	Yahoo!, Inc.*	31,384

		1,119,627

Leisure – 0.5%
1,430	Cendant Corp.*	27,885

Media – 23.1%
10,740	AT&T Corp.-Liberty Media Corp.*	187,842

Shares	Description	Value

Common Stocks – (continued)

Media – (continued)
2,340	Cablevision Systems Corp.	$ 136,890
1,320	Cablevision Systems Corp.-Rainbow Media Group*	34,056
3,807	Clear Channel Communications, Inc.*	238,699
5,280	Comcast Corp.*	229,152
1,580	EchoStar Communications Corp.*	51,224
2,435	Gemstar-TV Guide International, Inc.*	103,731
2,880	UnitedGlobalCom, Inc.*	24,912
1,870	Univision Communications, Inc.*	79,999
5,950	Westwood One, Inc.*	219,257

		1,305,762

Publishing – 1.2%
5,045	CNET Networks, Inc.*	65,585

Security/Asset Management – 1.3%
4,935	The Charles Schwab Corp.	75,506

Semiconductors – 4.8%
5,730	Integrated Circuit Systems, Inc.*	110,016
890	Intersil Corp.*	32,396
1,800	PMC-Sierra, Inc.*	55,926
1,800	Xilinx, Inc.*	74,232

		272,570

Telephone – 1.4%
2,250	NTL, Inc.*	27,113
1,660	Qwest Communications International, Inc.	52,904

		80,017

Wireless – 6.0%
15,240	Crown Castle International Corp.*	249,936
3,620	Sprint Corp. (PCS Group)*	87,423

		337,359

TOTAL COMMON STOCKS
(Cost $7,238,447)		$5,543,542

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 3.5%

Joint Repurchase Agreement Account^
$200,000	4.11%	07/02/2001	$ 200,000

TOTAL REPURCHASE AGREEMENT
(Cost $200,000)			$ 200,000

TOTAL INVESTMENTS
(Cost $7,438,447)			$5,743,542

*	Non-income producing security.
^	Joint repurchase agreement was entered into on June 29, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Statements of Assets and Liabilities
June 30, 2001 (Unaudited)

	Growth and Income Fund	CORE U.S. Equity Fund	CORE Large Cap Growth Fund

Assets:

Investment in securities, at value (identified cost $41,731,029, $161,479,455, $29,888,848, $44,215,009, $16,807,975, $163,187,930, $29,533,378, $12,596,980 and $7,438,447, respectively)	$40,527,303	$157,886,269	$25,008,047
Cash, at value(a)	89,401	930,046	106,528
Receivables:
Investment securities sold	89,626	721,652	—
Dividends and interest, at value	31,249	108,759	10,806
Fund shares sold	10,742	45,147	2,745
Forward foreign currency exchange contracts	—	—	—
Variation margin	—	—	—
Reimbursement from adviser	8,611	—	19,492
Deferred organization expenses, net	5,275	5,521	5,521
Other assets	525	1,762	4,417

Total assets	40,762,732	159,699,156	25,157,556

Liabilities:

Payables:
Investment securities purchased	108,033	1,615,332	—
Fund shares repurchased	5,927	22,566	4,945
Amounts owed to affiliates	32,691	108,274	22,058
Forward foreign currency exchange contracts	—	—	—
Variation margin	—	—	—
Accrued expenses and other liabilities	24,191	28,582	22,761

Total liabilities	170,842	1,774,754	49,764

Net Assets:

Paid-in capital	44,139,416	174,621,160	32,605,823
Accumulated undistributed (distributions in excess of) net investment income (loss)	82,847	342,351	(26,319)
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	(2,426,647)	(13,445,923)	(2,590,911)
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(1,203,726)	(3,593,186)	(4,880,801)

NET ASSETS	$40,591,890	$157,924,402	$25,107,792

Total shares of beneficial interest outstanding, no par value (unlimited shares authorized)	4,170,786	13,479,989	2,672,278
Net asset value, offering and redemption price per share	$9.73	$11.72	$9.40

(a)	Includes restricted cash of $310,000 for CORE Small Cap Equity Fund relating to initial margin requirements on futures transactions.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap Equity Fund	Capital Growth Fund	Mid Cap Value Fund	International Equity Fund	Global Income Fund	Internet Tollkeeper Fund

$49,095,651	$15,402,821	$175,845,216	$25,021,640	$12,056,798	$5,743,542
405,378	50,451	70,499	120,482	36,565	95,142

—	40,488	1,099,126	171,290	—	47,514
39,817	11,638	169,697	49,686	232,438	85
58,836	25,967	591,898	3,955	8,467	9,302
—	—	—	56,574	142,843	—
25,250	—	—	—	111,255	—
11,900	21,897	—	20,641	25,426	19,672
5,521	6,178	6,427	7,566	5,275	—
522	269	35,298	443	182	120

49,642,875	15,559,709	177,818,161	25,452,277	12,619,249	5,915,377

—	—	1,486,076	10,789	41,104	181,077
171	2,616	—	3,307	100	1,634
36,745	16,110	118,557	28,432	16,335	11,884
—	—	—	35,205	4,333	—
—	—	—	—	74,067	—
20,213	28,490	16,511	33,134	13,862	68,014

57,129	47,216	1,621,144	110,867	149,801	262,609

47,475,884	17,156,792	153,383,153	31,177,607	12,474,246	8,853,340
94,271	10,303	926,556	(37,268)	98,657	(27,529)

(2,884,901)	(249,448)	9,230,022	(1,309,413)	331,022	(1,478,138)

4,900,492	(1,405,154)	12,657,286	(4,489,516)	(434,477)	(1,694,905)

$49,585,746	$15,512,493	$176,197,017	$25,341,410	$12,469,448	$ 5,652,768

4,532,253	1,381,864	15,331,125	2,529,360	1,244,628	961,986
$10.94	$11.23	$11.49	$10.02	$10.02	$5.88

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Statements of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

	Growth and Income Fund	CORE U.S. Equity Fund	CORE Large Cap Growth Fund

Investment income(a):

Dividends	$ 224,342	$ 853,614	$ 65,714
Interest	48,345	64,835	14,696

Total income	272,687	918,449	80,410

Expenses:

Management fees	143,768	512,218	88,148
Custodian fees	24,490	28,188	22,593
Transfer agent fees	19,852	19,688	19,630
Professional fees	16,980	17,251	17,251
Trustee fees	4,447	4,447	4,447
Deferred organization expenses	2,054	2,054	2,054
Other	6,698	7,356	6,005

Total expenses	218,289	591,202	160,128

Less — expense reductions	(26,706)	(8,490)	(46,795)

Net expenses	191,583	582,712	113,333

NET INVESTMENT INCOME (LOSS)	81,104	335,737	(32,923)

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	(1,138,332)	(9,919,172)	(2,419,729)
Futures transactions	—	(664,475)	(38,994)
Foreign currency related transactions	—	—	—
Net change in unrealized gain (loss) on:
Investments	(1,279,499)	1,065,020	(1,542,171)
Futures	—	—	(9,871)
Translation of assets and liabilities denominated in foreign currencies	—	—	—

Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions:	(2,417,831)	(9,518,627)	(4,010,765)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,336,727)	$(9,182,890)	$(4,043,688)

(a)
For the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Value, International Equity and Global Income Funds, foreign taxes withheld on dividends and interest were $2,024, $4,819, $267, $135, $849, $4,315, $36,081 and $133, respectively.

  The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap Equity Fund	Capital Growth Fund	Mid Cap Value Fund	International Equity Fund	Global Income Fund	Internet Tollkeeper Fund

$ 275,083	$ 71,369	$ 1,301,404	$ 259,338	$ —	$ 252
28,903	11,797	213,528	44,138	243,059	6,595

303,986	83,166	1,514,932	303,476	243,059	6,847

163,529	54,647	540,660	138,687	50,377	27,501
37,759	20,279	24,619	45,278	22,101	26,232
19,663	19,248	19,328	19,586	19,547	19,691
17,251	17,160	17,178	17,971	18,966	15,770
4,447	4,447	4,447	4,447	4,447	3,962
2,054	2,054	1,861	2,054	2,054	—
6,194	5,954	8,834	6,120	5,876	11,181

250,897	123,789	616,927	234,143	123,368	104,337

(32,859)	(50,926)	(9,134)	(46,915)	(58,997)	(69,961)

218,038	72,863	607,793	187,228	64,371	34,376

85,948	10,303	907,139	116,248	178,688	(27,529)

(1,999,505)	(226,761)	5,515,576	(1,223,196)	151,061	(963,208)
(97,145)	—	—	(2,718)	1,155	—
—	—	—	122,183	395,567	—

4,175,988	(1,052,168)	4,120,984	(3,305,890)	(668,382)	62,849
(41,890)	—	—	41,860	2,341	—
—	—	—	(176,090)	222,968	—

2,037,448	(1,278,929)	9,636,560	(4,543,851)	104,710	(900,359)

$2,123,396	$(1,268,626)	$10,543,699	$(4,427,603)	$283,398	$(927,888)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 (Unaudited)
	Growth and Income Fund	CORE U.S. Equity Fund	CORE Large Cap Growth Fund

From operations:

Net investment income (loss)	$ 81,104	$ 335,737	$ (32,923)
Net realized gain (loss) on investment, futures and foreign currency related transactions	(1,138,332)	(10,583,647)	(2,458,723)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(1,279,499)	1,065,020	(1,552,042)

Net increase (decrease) in net assets resulting from operations	(2,336,727)	(9,182,890)	(4,043,688)

From share transactions:

Proceeds from sales of shares	8,179,060	32,425,293	4,774,064
Cost of shares repurchased	(2,366,659)	(4,621,145)	(1,538,110)

Net increase in net assets resulting from share transactions	5,812,401	27,804,148	3,235,954

TOTAL INCREASE (DECREASE)	3,475,674	18,621,258	(807,734)

Net assets:

Beginning of period	37,116,216	139,303,144	25,915,526

End of period	$40,591,890	$157,924,402	$25,107,792

Accumulated undistributed (distributions in excess of) net investment income (loss)	$ 82,847	$ 342,351	$ (26,319)

Summary of share transactions:

Shares sold	829,456	2,704,559	477,244
Shares repurchased	(247,252)	(387,749)	(160,208)

TOTAL	582,204	2,316,810	317,036

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap Equity Fund	Capital Growth Fund	Mid Cap Value Fund	International Equity Fund	Global Income Fund	Internet Tollkeeper Fund

$85,948	$ 10,303	$ 907,139	$ 116,248	$ 178,688	$ (27,529)
(2,096,650)	(226,761)	5,515,576	(1,103,731)	547,783	(963,208)

4,134,098	(1,052,168)	4,120,984	(3,440,120)	(443,073)	62,849

2,123,396	(1,268,626)	10,543,699	(4,427,603)	283,398	(927,888)

10,785,730	5,383,490	76,717,815	4,786,087	2,796,232	2,145,625
(3,884,616)	(5,377,263)	(12,721,367)	(4,278,109)	(540,667)	(1,018,793)

6,901,114	6,227	63,996,448	507,978	2,255,565	1,126,832

9,024,510	(1,262,399)	74,540,147	(3,919,625)	2,538,963	198,944

40,561,236	16,774,892	101,656,870	29,261,035	9,930,485	5,453,824

$49,585,746	$15,512,493	$176,197,017	$25,341,410	$12,469,448	$5,652,768

$94,271	$ 10,303	$ 926,556	$ (37,268)	$ 98,657	$ (27,529)

1,034,926	474,772	6,999,367	441,819	281,153	341,863
(404,556)	(480,741)	(1,197,425)	(396,378)	(54,385)	(182,049)

630,370	(5,969)	5,801,942	45,441	226,768	159,814

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Statements of Changes in Net Assets
For the period ended December 31, 2000

	Growth and Income Fund	CORE U.S. Equity Fund

From operations:

Net investment income (loss)	$ 132,085	$ 866,667
Net realized gain (loss) on investment, futures and foreign currency related transactions	(261,627)	(2,717,085)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(1,530,179)	(10,145,803)

Net increase (decrease) in net assets resulting from operations	(1,659,721)	(11,996,221)

Distributions to shareholders:

From net investment income	(132,311)	(865,509)
In excess of net investment income	(3,487)	—
From net realized gain on investment, written option, futures and foreign currency related transactions	—	(772,737)

Total distributions to shareholders	(135,798)	(1,638,246)

From share transactions:

Proceeds from sales of shares	17,902,382	117,394,150
Reinvestment of dividends and distributions	135,798	1,638,246
Cost of shares repurchased	(5,115,477)	(18,153,265)

Net increase in net assets resulting from share transactions	12,922,703	100,879,131

TOTAL INCREASE	11,127,184	87,244,664

Net assets:

Beginning of period	25,989,032	52,058,480

End of period	$37,116,216	$139,303,144

Accumulated undistributed (distributions in excess of) net investment income	$ 1,743	$ 6,614

Summary of share transactions:

Shares sold	1,660,466	8,623,035
Shares issued on reinvestment of dividends and distributions	13,552	135,954
Shares repurchased	(472,608)	(1,319,313)

TOTAL	1,201,410	7,439,676

(a)	Commenced operations on April 28, 2000.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Large Cap Growth Fund	CORE Small Cap Equity Fund	Capital Growth Fund	Mid Cap Value Fund	International Equity Fund	Global Income Fund	Internet Tollkeeper Fund(a)

$ 159,880	$ 166,722	$ 18,348	$ 708,095	$ 96,961	$ 337,854	$ (20,748)
2,091,316	708,025	908,998	6,465,002	1,039,783	415,002	(514,930)

(9,400,818)	(751,988)	(2,291,698)	8,884,881	(5,270,656)	(575)	(1,757,754)

(7,149,622)	122,759	(1,364,352)	16,057,978	(4,133,912)	752,281	(2,293,432)

(159,108)	(163,417)	(18,348)	(694,182)	—	(337,854)	—
—	—	(324)	—	—	(551,404)	—
(2,390,860)	(1,165,883)	(998,502)	(2,242,158)	(1,731,688)	—	—

(2,549,968)	(1,329,300)	(1,017,174)	(2,936,340)	(1,731,688)	(889,258)	—

18,370,620	36,030,227	13,893,398	74,750,928	16,742,243	3,768,756	8,132,879
2,549,968	1,329,300	1,017,174	2,936,340	1,731,688	889,252	—
(9,654,397)	(9,079,504)	(6,204,400)	(11,034,361)	(3,506,485)	(1,514,470)	(385,623)

11,266,191	28,280,023	8,706,172	66,652,907	14,967,446	3,143,538	7,747,256

1,566,601	27,073,482	6,324,646	79,774,545	9,101,846	3,006,561	5,453,824

24,348,925	13,487,754	10,450,246	21,882,325	20,159,189	6,923,924	—

$25,915,526	$40,561,236	$16,774,892	$101,656,870	$29,261,035	$9,930,485	$5,453,824

$6,604	$ 8,323	$ —	$ 19,417	$ (153,516)	$ (64,775)	$ —

1,188,982	3,344,425	924,852	7,892,539	1,212,761	370,375	842,934
240,790	138,038	86,942	289,859	153,382	91,393	—
(615,200)	(852,757)	(369,914)	(1,252,284)	(275,266)	(148,165)	(40,762)

814,572	2,629,706	641,880	6,930,114	1,090,877	313,603	802,172

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
	Net Asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gain	Total distributions

Growth and Income Fund
For the six months ended June 30, 2001 (unaudited)	$10.34	$ 0.02	(c)	$(0.63)	$(0.61)	$ —	$ —	$ —	$ —
For the year ended December 31, 2000	10.89	0.04	(c)	(0.55)	(0.51)	(0.04)	—	—	(0.04)
For the year ended December 31, 1999	10.45	0.12		0.44	0.56	(0.12)	—	—	(0.12)
For the period ended December 31, 1998 (commenced January 12)	10.00	0.09		0.45	0.54	(0.09)	—	—	(0.09)

CORE U.S. Equity Fund
For the six months ended June 30, 2001 (unaudited)	12.48	0.03	(c)	(0.79)	(0.76)	—	—	—	—
For the year ended December 31, 2000	13.98	0.11	(c)	(1.46)	(1.35)	(0.08)	—	(0.07)	(0.15)
For the year ended December 31, 1999	11.42	0.06		2.72	2.77	(0.05)	—	(0.16)	(0.21)
For the period ended December 31, 1998 (commenced February 13)	10.00	0.05		1.42	1.47	(0.05)	—	—	(0.05)

CORE Large Cap Growth Fund
For the six months ended June 30, 2001 (unaudited)	11.00	(0.01	)(c)	(1.59)	(1.60)	—	—	—	—
For the year ended December 31, 2000	15.80	0.08	(c)	(3.67)	(3.59)	(0.08)	—	(1.13)	(1.21)
For the year ended December 31, 1999	11.68	0.02		4.12	4.14	(0.02)	—	—	(0.02)
For the period ended December 31, 1998 (commenced February 13)	10.00	0.02		1.68	1.70	(0.02)	—	—	(0.02)

CORE Small Cap Equity Fund
For the six months ended June 30, 2001 (unaudited)	10.40	0.02	(c)	0.52	0.54	—	—	—	—
For the year ended December 31, 2000	10.60	0.06	(c)	0.09	0.15	(0.04)	—	(0.31)	(0.35)
For the year ended December 31, 1999	9.04	0.02		1.56	1.58	(0.02)	—	—	(0.02)
For the period ended December 31, 1998 (commenced February 13)	10.00	0.02		(0.95)	(0.93)	(0.02)	(0.01)	—	(0.03)

Capital Growth Fund
For the six months ended June 30, 2001 (unaudited)	12.09	0.01	(c)	(0.87)	(0.86)	—	—	—	—
For the year ended December 31, 2000	14.01	0.01	(c)	(1.16)	(1.15)	(0.01)	—	(0.76)	(0.77)
For the year ended December 31, 1999	11.31	0.01		3.04	3.05	(0.01)	—	(0.34)	(0.35)
For the period ended December 31, 1998 (commenced April 30)	10.00	0.03		1.31	1.34	(0.03)	—	—	(0.03)

Mid Cap Value Fund
For the six months ended June 30, 2001 (unaudited)	10.67	0.07	(c)	0.75	0.82	—	—	—	—
For the year ended December 31, 2000	8.42	0.15	(c)	2.45	2.60	(0.08)	—	(0.27)	(0.35)
For the year ended December 31, 1999	8.57	0.07		(0.15)	(0.08)	(0.07)	—	—	(0.07)
For the period ended December 31, 1998 (commenced May 1)	10.00	0.07		(1.43)	(1.36)	(0.07)	—	—	(0.07)

International Equity Fund
For the six months ended June 30, 2001 (unaudited)	11.78	0.04	(c)	(1.80)	(1.76)	—	—	—	—
For the year ended December 31, 2000	14.47	0.05	(c)	(1.99)	(1.94)	—	—	(0.75)	(0.75)
For the year ended December 31, 1999	11.91	0.07		3.66	3.73	(0.07)	(0.13)	(0.97)	(1.17)
For the period ended December 31, 1998 (commenced January 12)	10.00	0.02		1.98	2.00	—	—	(0.09)	(0.09)

Global Income Fund
For the six months ended June 30, 2001 (unaudited)	9.75	0.16	(c)	0.11	0.27	—	—	—	—
For the year ended December 31, 2000	9.83	0.41	(c)	0.48	0.89	(0.41)	(0.56)	—	(0.97)
For the year ended December 31, 1999	10.32	0.39		(0.50)	(0.11)	(0.33)	—	(0.06)	(0.38)
For the period ended December 31, 1998 (commenced January 12)	10.00	0.45		0.38	0.83	(0.40)	—	(0.11)	(0.51)

Internet Tollkeeper Fund
For the six months ended June 30, 2001 (unaudited)	6.80	(0.03	)(c)	(0.89)	(0.92)	—	—	—	—
For the period ended December 31, 2000 (commenced April 28)	10.00	(0.04	)(c)	(3.16)	(3.20)	—	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of period. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

							Ratios assuming no expense reductions
Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$ 9.73	(5.90)%	$ 40,592	1.00	%(b)	0.42	%(b)	1.14	%(b)	0.28	%(b)	16%
10.34	(4.69)	37,116	0.99		0.40		1.22		0.17		68
10.89	5.41	25,989	0.90		1.44		1.65		0.69		121
10.45	5.47	13,814	0.90	(b)	1.85	(b)	2.69	(b)	0.06	(b)	88

11.72	(6.17)	157,924	0.80	(b)	0.46	(b)	0.81	(b)	0.45	(b)	31
12.48	(9.62)	139,303	0.85		0.87		0.87		0.85		32
13.98	24.30	52,058	0.80		0.70		1.52		(0.02)		70
11.42	14.73	9,809	0.80	(b)	0.70	(b)	2.83	(b)	(1.33	)(b)	75

9.40	(14.55)	25,108	0.90	(b)	(0.26	)(b)	1.27	(b)	(0.63	)(b)	38
11.00	(22.48)	25,916	0.89		0.54		1.23		0.20		86
15.80	35.42	24,349	0.80		0.15		1.85		(0.90)		70
11.68	16.99	8,214	0.80	(b)	0.20	(b)	2.87	(b)	(1.87	)(b)	69

10.94	5.10	49,586	1.00	(b)	0.39	(b)	1.15	(b)	0.24	(b)	37
10.40	1.75	40,561	0.99		0.59		1.55		0.03		91
10.60	17.54	13,488	0.90		0.35		4.22		(2.97)		101
9.04	(9.30)	4,841	0.90	(b)	0.30	(b)	3.92	(b)	(2.72	)(b)	74

11.23	(7.11)	15,512	1.00	(b)	0.14	(b)	1.70	(b)	(0.56	)(b)	32
12.09	(7.98)	16,775	0.99		0.13		1.84		(0.72)		37
14.01	27.13	10,450	0.90		0.04		3.13		(2.19)		34
11.31	13.40	4,463	0.90	(b)	0.42	(b)	4.92	(b)	(3.60	)(b)	20

11.49	7.69	176,197	0.90	(b)	1.34	(b)	0.91	(b)	1.33	(b)	43
10.67	31.07	101,657	1.04		1.60		1.22		1.42		101
8.42	(0.95)	21,882	0.95		1.30		2.19		0.06		103
8.57	(13.56)	5,604	0.95	(b)	1.74	(b)	4.79	(b)	(2.10	)(b)	38

10.02	(14.94)	25,341	1.35	(b)	0.84	(b)	1.69	(b)	0.50	(b)	23
11.78	(13.19)	29,261	1.34		0.37		1.99		(0.28)		70
14.47	31.85	20,159	1.25		0.41		2.57		(0.91)		87
11.91	20.07	11,206	1.25	(b)	0.23	(b)	2.97	(b)	(1.49	)(b)	76

10.02	2.77	12,469	1.15	(b)	3.19	(b)	2.20	(b)	2.14	(b)	103
9.75	9.05	9,930	1.14		4.08		2.95		2.27		186
9.83	(1.01)	6,924	1.05		4.23		3.51		1.77		200
10.32	8.29	5,741	1.05	(b)	4.59	(b)	3.30	(b)	2.34	(b)	203

5.88	(13.53)	5,653	1.25	(b)	(1.00	)(b)	3.79	(b)	(3.54	)(b)	19
6.80	(32.00)	5,454	1.25	(b)	(0.63	)(b)	5.62	(b)	(5.00	)(b)	48

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements
June 30, 2001 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940, as amended (“the Act”) as an open-end, management investment company. The Trust includes Goldman Sachs Growth and Income Fund (“Growth and Income”), Goldman Sachs CORE U.S. Equity Fund (“CORE U.S. Equity”), Goldman Sachs CORE Large Cap Growth Fund (“CORE Large Cap Growth”), Goldman Sachs CORE Small Cap Equity Fund (“CORE Small Cap Equity”), Goldman Sachs Capital Growth Fund (“Capital Growth”), Goldman Sachs Mid Cap Value Fund (“Mid Cap Value”), Goldman Sachs International Equity Fund (“International Equity”), Goldman Sachs Global Income Fund (“Global Income”) and Goldman Sachs Internet Tollkeeper Fund (“Internet Tollkeeper”), collectively, “the Funds” or individually a “Fund”. Each Fund is diversified under the Act with the exception of the Global Income Fund which is a “non-diversified” Fund under the Act.

         Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees.

B. Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, net of foreign withholding taxes where applicable, premium amortized and discount earned. The Growth and Income and Global Income Funds do not amortize market premiums. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.

         As required, effective January 1, 2001, the Global Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets or per share net asset value of the Fund, but resulted in a $15,256 reduction in cost of securities and a corresponding $15,256 increase in net unrealized gain (loss) on investments, based on securities held by the Fund on December 31, 2000.

         The effect of this change for the period ended June 30, 2001, was to decrease net investment income by $39,291, increase net unrealized gain (loss) on investments by $22,742, and increase net realized gains (losses) on investments by $16,549. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

C. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income to its shareholders. Accordingly, no federal tax provisions are required. Income distributions and capital gains distributions, if any, are declared and paid annually.

         The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist as well as timing differences.

         As of December 31, 2000, the following Funds had capital loss carryforwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

Fund	Amount	Year of Expiration

Growth and Income	$ 915,573	2001-2008

CORE U.S. Equity	2,033,812	2001-2008

Global Income	166,007	2007-2008

Internet Tollkeeper	210,415	2001-2008

At June 30, 2001, the Funds’ aggregate unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain (Loss)

Growth and Income	$ 41,998,467	$ 3,015,081	$ 4,486,245	$ (1,471,164)

CORE U.S. Equity	161,585,331	11,434,213	15,133,275	(3,699,062)

CORE Large Cap Growth	29,980,696	1,671,387	6,644,036	(4,972,649)

CORE Small Cap Equity	44,235,624	8,096,128	3,236,101	4,860,027

Capital Growth	16,875,689	793,375	2,266,243	(1,472,868)

Mid Cap Value	163,834,657	14,290,222	2,279,663	12,010,559

International Equity	29,558,991	862,767	5,400,118	(4,537,351)

Global Income	12,668,479	7,093	618,774	(611,681)

Internet Tollkeeper	7,555,746	411,134	2,223,338	(1,812,204)

D. Deferred Organization Expenses — Organization-related costs are being amortized on a straight-line basis over a period of five years (with the exception of those funds which commenced operations after 1998, whose costs were expensed immediately thereafter).

E. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the portfolios on a straight-line or pro rata basis depending upon the nature of the expense.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements (continued)
June 30, 2001 (Unaudited)

F.  Foreign Currency Translations — Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

         Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign currency exchange gains and losses from the sale and holdings of foreign currencies and sale of investments (for Global Income only); (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest and dividend recorded and the amounts actually received.

G.  Mortgage Dollar Rolls — Global Income may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

H.  Segregation Transactions — As set forth in the prospectus, certain Funds may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments are examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

I.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser for Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Value and Internet Tollkeeper Funds. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as the investment adviser for the International Equity and Global Income Funds. Under the Agreement, the advisers, subject to the general supervision of the Trust’s Board of Trustees, manage the Funds’ portfolios (GSAM and GSAMI are each referred to herein as the “investment adviser”). As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate of the average daily net assets as follows:

Fund	Fee

Growth and Income	0.75%

CORE U.S. Equity	0.70

CORE Large Cap Growth	0.70

CORE Small Cap Equity	0.75

Capital Growth	0.75

Mid Cap Value	0.80

International Equity	1.00

Global Income	0.90

Internet Tollkeeper	1.00

         The advisers have voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, taxes, interest, brokerage fees, litigation and indemnification and other extraordinary expenses) to the extent that such expenses exceed .25%, .20%, .20%, .25%, .25%, .25%, .35%, .25% and .25% of the average daily net assets of Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Value, International Equity, Global Income and Internet Tollkeeper, respectively.

         Goldman Sachs also serves as the transfer agent of the Funds and has voluntarily waived a portion of its transfer agent fees. Goldman Sachs may discontinue or modify this waiver in the future at its discretion. Goldman Sachs serves as the distributor of each Fund’s shares at no cost to the Funds.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements (continued)
June 30, 2001 (Unaudited)

         For the period ended June 30, 2001, the adviser reimbursed and waived certain expenses and the Funds have entered into expense offset arrangements with the custodian resulting in a reduction in expenses as follows (amounts in thousands):

Fund	Adviser Reimbursement	Custody Fee Reduction	Transfer Agent Fee Waiver	Total

Growth and Income	$19	$ 1	$7	$27

CORE U.S. Equity	—	1	7	8

CORE Large Cap Growth	39	1	7	47

CORE Small Cap Equity	25	1	7	33

Capital Growth	43	1	7	51

Mid Cap Value	—	2	7	9

International Equity	40	—	7	47

Global Income	51	1	7	59

Internet Tollkeeper	62	1	7	70

At June 30, 2001, the amounts owed to affiliates were as follows (in thousands):

Fund	Management Fees	Transfer Agent Fees	Over Reimbursement of “Other Expenses”	Total

Growth and Income	$ 25	$8	$ —	$ 33

CORE U.S. Equity	91	7	10	108

CORE Large Cap Growth	15	7	—	22

CORE Small Cap Equity	30	7	—	37

Capital Growth	9	7	—	16

Mid Cap Value	112	7	—	119

International Equity	21	7	—	28

Global Income	9	7	—	16

Internet Tollkeeper	5	7	—	12

GOLDMAN SACHS VARIABLE INSURANCE TRUST

4. PORTFOLIO SECURITY TRANSACTIONS

Cost of purchases and proceeds of sales and maturities of long-term securities for the period ended June 30, 2001, were as follows:

Fund	Purchases of U.S. Government and agency obligations	Purchases (excluding U.S. Government and agency obligations)	Sales and Maturities of U.S. Government and agency obligations	Sales and Maturities (excluding U.S. Government and agency obligations)

Growth and Income	$ —	$ 11,123,951	$ —	$ 5,923,871

CORE U.S. Equity	—	72,616,544	—	44,718,016

CORE Large Cap Growth	—	13,399,535	—	9,348,978

CORE Small Cap Equity	—	23,176,720	—	16,109,947

Capital Growth	—	4,620,109	—	4,608,139

Mid Cap Value	—	121,866,288	—	55,173,868

International Equity	—	7,354,094	—	5,942,725

Global Income	1,566,043	12,284,269	1,002,657	9,937,438

Internet Tollkeeper	—	2,385,269	—	991,995

Forward Foreign Currency Exchange Contracts — International Equity, Global Income, Growth and Income, Capital Growth and Mid Cap Value may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. International Equity and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements (continued)
June 30, 2001 (Unaudited)

At June 30, 2001, the International Equity Fund had outstanding forward foreign currency exchange contracts as follows:

Open Foreign Currency Purchase Contracts	Expiration Date	Value on Settlement Date	Current Value	Unrealized Gain	Unrealized Loss

Australian Dollar	7/18/2001	$ 222,873	$ 228,921	$ 6,048	$ —
Danish Krone	7/26/2001	273,277	258,379	—	14,898
Euro Currency	8/22/2001	1,441,947	1,432,030	—	9,917
Hong Kong Dollar	9/10/2001	63,300	63,301	1	—
Norwegian Krone	8/23/2001	106,156	104,912	—	1,244

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS		$2,107,553	$2,087,543	$ 6,049	$26,059

Open Foreign Currency Sale Contracts	Expiration Date	Value on Settlement Date	Current Value	Unrealized Gain	Unrealized Loss

Euro Currency	8/21/2001	$ 10,821	$ 10,748	$ 73	$ —
Hong Kong Dollar	11/29/2001	442,678	442,654	24	—
	11/29/2001	200,000	200,063	—	63
Japanese Yen	8/20/2001	164,517	160,926	3,591	—
Pound Sterling	7/13/2001	156,635	155,507	1,128	—
	7/13/2001	119,953	121,474	—	1,521
Swedish Krona	7/11/2001	440,650	412,511	28,139	—
Swiss Franc	8/15/2001	594,776	579,606	15,170	—

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS		$2,130,030	$2,083,489	$48,125	$ 1,584

Closed but Unsettled Forward Currency Contracts	Expiration Date	Purchase Value	Sale Value	Realized Gain	Realized Loss

Australian Dollar	8/21/2001	$ 480,563	$ 481,322	$ 759	$ —
Euro Currency	8/21/2001	481,322	475,155	—	6,167
Euro Currency	8/22/2001	10,118	10,227	109	—
Euro Currency	8/22/2001	44,925	44,913	—	12
Pound Sterling	7/13/2001	222,674	224,020	1,346	—
Pound Sterling	7/13/2001	231,821	230,438	—	1,383
Swedish Krona	7/11/2001	77,435	77,621	186	—

TOTAL CLOSED BUT UNSETTLED FORWARD CURRENCY CONTRACTS		$1,548,858	$1,543,696	$ 2,400	$ 7,562

GOLDMAN SACHS VARIABLE INSURANCE TRUST

At June 30, 2001, the Global Income Fund had outstanding forward foreign currency exchange contracts as follows:

Open Foreign Currency Purchase Contracts	Expiration Date	Value on Settlement Date	Current Value	Unrealized Gain	Unrealized Loss

Canadian Dollar	8/21/2001	$ 154,279	$ 155,026	$ 747	$ —

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS		$ 154,279	$ 155,026	$ 747	$ —

Open Foreign Currency Sale Contracts	Expiration Date	Value on Settlement Date	Current Value	Unrealized Gain	Unrealized Loss

Australian Dollar	8/21/2001	$ 154,279	$ 151,234	$ 3,045	$ —
Canadian Dollar	9/14/2001	177,516	178,212	—	696
Danish Krone	7/26/2001	213,996	202,323	11,673	—
Euro Currency	8/21/2001	4,715	4,683	32	—
	8/22/2001	5,207,886	5,171,851	36,035	—
Japanese Yen	8/20/2001	2,332,738	2,289,334	43,404	—
New Zealand Dollar	8/16/2001	175,831	170,179	5,652	—
Pound Sterling	7/13/2001	512,237	505,638	6,599	—
Swedish Krona	7/11/2001	177,052	166,141	10,911	—

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS		$8,956,250	$8,839,595	$117,351	$ 696

Closed but Unsettled Forward Currency Contracts	Expiration Date	Purchase Value	Sale Value	Realized Gain	Realized Loss

Australian Dollar	8/21/2001	$ 227,865	$ 228,050	$ 185	$ —
Canadian Dollar	8/21/2001	228,199	227,352	—	847
Euro Currency	8/21/2001	228,050	225,434	—	2,616
Euro Currency	8/22/2001	50,643	50,469	—	174
Pound Sterling	7/13/2001	149,594	149,907	313	—
Swedish Krona	7/11/2001	615,843	640,090	24,247	—

TOTAL CLOSED BUT UNSETTLED FORWARD CURRENCY CONTRACTS		$1,500,194	$1,521,302	$ 24,745	$3,637

         The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At June 30, 2001, the International Equity and Global Income Funds had sufficient cash and/or securities to cover any commitments under these contracts.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements (continued)
June 30, 2001 (Unaudited)

Option Accounting Principles — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

         Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid. As of June 30, 2001, the Funds had no open written or purchased option contracts.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.

         Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

         The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

At June 30, 2001, the following futures contracts were open as follows:

Fund	Type	Number of Contracts Long (Short)	Settlement Month	Market Value	Unrealized Gain (Loss)

CORE Small Cap Equity	Russell 2000	5	September 2001	$1,289,000	$19,850

Global Income	5 Year U.S. Treasury Note	(14)	September 2001	$1,446,813	$ (2,257)
	Euro Bond	(4)	September 2001	358,115	(1,916)

				$1,804,928	$ (4,173)

GOLDMAN SACHS VARIABLE INSURANCE TRUST

For the period ended June 30, 2001, Goldman Sachs earned brokerage commissions from portfolio transactions including futures executed on behalf of the Funds in the following amounts:

Fund	Brokerage Commissions

Growth and Income	$1,866

CORE U.S. Equity	560

CORE Large Cap Growth	228

CORE Small Cap Equity	235

Mid Cap Value	7,202

International Equity	301

Global Income	394

Internet Tollkeeper	11

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

         At June 30, 2001, the Growth and Income, CORE Small Cap Equity, Capital Growth, Mid Cap Value and Internet Tollkeeper Funds had undivided interests in the repurchase agreements in the following joint account which equaled $2,300,000, $1,300,000, $200,000, $8,500,000, and $200,000, respectively, in principal amount. At June 30, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

Banc of America Securities LLC	$ 500,000,000	4.14%	07/02/2001	$ 500,000,000	$ 500,172,500

Barclays Capital, Inc.	1,000,000,000	4.12	07/02/2001	1,000,000,000	1,000,343,333

Bear Stearns Companies, Inc.	1,000,000,000	4.12	07/02/2001	1,000,000,000	1,000,343,333

Chase Securities	2,000,000,000	4.10	07/02/2001	2,000,000,000	2,000,683,333

Credit Suisse First Boston Corp.	1,000,000,000	4.10	07/02/2001	1,000,000,000	1,000,341,667

Greenwich Capital Markets	100,000,000	4.10	07/02/2001	100,000,000	100,034,167

Lehman Brothers	1,000,000,000	4.10	07/02/2001	1,000,000,000	1,000,341,667

Salomon Smith Barney Holdings, Inc.	1,000,000,000	4.10	07/02/2001	1,000,000,000	1,000,341,667

UBS Warburg LLC	1,399,500,000	4.12	07/02/2001	1,399,500,000	1,399,980,495

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$8,999,500,000	$9,002,582,162

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements (continued)
June 30, 2001 (Unaudited)

6. LINE OF CREDIT FACILITY

The Funds participated in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the period ended June 30, 2001, the Funds did not have any borrowings under this facility.

7. OTHER MATTERS

Goldman Sachs, the sole shareholder of the CORE Large Cap Value Fund, has redeemed its entire position in this fund as of February 8, 2001 and as a result, no financial activity is presented.
Effective August 2, 2001, the Board of Trustees of the Trust approved that the per share par value of each share previously or hereafter issued by each series of the Trust is $0.001.
As of June 30, 2001, Goldman Sachs was the beneficial owner of 25%, 48%, and 31% of the outstanding shares of International Equity, Global Income and Internet Tollkeeper Funds, respectively.

TRUSTEES Ashok N. Bakhru, Chairman David B. Ford Doug C. Grip Patrick T. Harker John P. McNulty Mary P. McPherson Alan A. Shuch William H. Springer Richard P. Strubel
OFFICERS
Doug C. Grip, President
Jesse H. Cole, Vice President
James A Fitzpatrick, Vice President
John M. Perlowski, Treasurer
Peter W. Fortner, Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Howard B. Surloff, Secretary
Amy E. Belanger, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS & CO. Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT Investment Adviser GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL 133 Peterborough Court London, England EC4A 2BB
Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Value, International Equity, Global Income and Internet Tollkeeper Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus which contains facts concerning the Fund’s objectives, policies, management, expenses and other information.

© Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: August 14, 2001